                                                                     Exhibit 4.1

================================================================================

                               CONSOL ENERGY INC.
                                     Issuer

                            THE GUARANTORS LISTED ON
                                SCHEDULE I HERETO

                                       AND

                          THE BANK OF NOVA SCOTIA TRUST
                               COMPANY OF NEW YORK
                                     Trustee

                               ------------------

                                    INDENTURE

                            Dated as of March 7, 2002

                               ------------------

================================================================================

CROSS-REFERENCE TABLE /(1)/

Section of Trust Indenture Act of 1939, as Amended            Indenture
--------------------------------
310(a)..........................................................7.10
310(b)..........................................................7.09; 7.11
310(c)..........................................................Inapplicable
311(a)..........................................................7.14
311(b)..........................................................7.14
311(c)..........................................................Inapplicable
312(a)..........................................................5.02(a)
312(b)..........................................................5.02(c)
312(c)..........................................................5.02(c)
313(a)..........................................................5.04(a)
313(b)..........................................................5.04(b)
313(c)..........................................................5.04(a); 5.04(b)
313(d)..........................................................5.04(c)
314(a)..........................................................5.03
314(b)..........................................................Inapplicable
314(c)..........................................................14.07
314(d)..........................................................Inapplicable
314(e)..........................................................14.07
314(f)..........................................................Inapplicable
315(a)..........................................................7.01(a); 7.03
315(b)..........................................................7.02
315(c)..........................................................7.01
315(d)..........................................................7.01(b)
315(e)..........................................................6.07; 7.07
316(a)..........................................................6.06 8.04
316(b)..........................................................6.04
316(c)..........................................................8.01
317(a)..........................................................6.02
317(b)..........................................................4.03
318(a)..........................................................14.09

--------
/(1)/This Cross-Reference Table does not constitute part of the Indenture and shall not have any bearing on the interpretation of any of its terms or provisions.

                             TABLE OF CONTENTS /(2)/

ARTICLE I DEFINITIONS...........................................................................1

   Section 1.01 Definitions of Terms............................................................1

ARTICLE II    ISSUE, DESCRIPTION, TERMS, EXECUTION, REGISTRATION aND EXCHANGE OF SECURITIES.....8

   Section 2.01 Designation and Terms of Securities.............................................8
   Section 2.02 Form of Securities and Trustee's Certificate...................................10
   Section 2.03 Denominations: Provisions for Payment..........................................10
   Section 2.04 Execution and Authentication...................................................12
   Section 2.05 Registration of Transfer and Exchange..........................................13
   Section 2.06 Temporary Securities...........................................................14
   Section 2.07 Mutilated, Destroyed, Lost or Stolen Securities................................14
   Section 2.08 Cancellation...................................................................15
   Section 2.09 Benefits of Indenture..........................................................15
   Section 2.10 Authenticating Agent...........................................................15
   Section 2.11 Global Securities..............................................................16

ARTICLE III    REDEMPTION OF SECURITIES AND SINKING FUND PROVISIONS............................17

   Section 3.01 Redemption.....................................................................17
   Section 3.02 Notice of Redemption...........................................................18
   Section 3.03 Payment Upon Redemption........................................................19
   Section 3.04 Sinking Fund...................................................................19
   Section 3.05 Satisfaction of Sinking Fund Payments With Securities..........................20
   Section 3.06 Redemption of Securities for Sinking Fund......................................20

ARTICLE IV    COVENANTS........................................................................20

   Section 4.01 Payment of Principal, Premium and Interest.....................................20
   Section 4.02 Maintenance of Office or Agency................................................21
   Section 4.03 Paying Agents..................................................................21
   Section 4.04 Appointment to Fill Vacancy in Office of Trustee...............................22
   Section 4.05 Limitations On Liens...........................................................22
   Section 4.06 Limitations On Sale and Lease-back Transactions................................24
   Section 4.07 Subsidiary Guarantees..........................................................25

ARTICLE V    SECURITYHOLDERS' LISTS AND REPORTS BY THE COMPANY AND THE TRUSTEE.................25

   Section 5.01 Company to Furnish Trustee Names and Addresses of Securityholders..............25
   Section 5.02 Preservation of Information; Communications With Securityholders...............26
   Section 5.03 Reports by the Company.........................................................26
   Section 5.04 Reports by the Trustee.........................................................27
   Section 5.05 No Accountability by Reason of Disclosure......................................27

ARTICLE VI    REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS ON EVENT OF DEFAULT..................27

   Section 6.01 Events of Default..............................................................27
   Section 6.02 Collection of Indebtedness and Suits for Enforcement by Trustee................30
   Section 6.03 Application of Moneys Collected................................................31
   Section 6.04 Limitation On Suits............................................................32
   Section 6.05 Rights and Remedies Cumulative; Delay or Omission Not Waiver...................33
   Section 6.06 Control by Securityholders.....................................................33
   Section 6.07 Undertaking to Pay Costs.......................................................34

ARTICLE VII    CONCERNING THE TRUSTEE..........................................................34

   Section 7.01 Certain Duties and Responsibilities of Trustee.................................34
   Section 7.02 Notice of Defaults.............................................................36
   Section 7.03 Certain Rights of Trustee......................................................36
   Section 7.04 Trustee Not Responsible for Recitals or Issuance or Securities.................37
   Section 7.05 May Hold Securities............................................................37
   Section 7.06 Moneys Held in Trust...........................................................37
   Section 7.07 Compensation and Reimbursement.................................................38
   Section 7.08 Reliance On Officers' Certificate..............................................38
   Section 7.09 Disqualification; Conflicting Interests........................................39
   Section 7.10 Corporate Trustee Required; Eligibility........................................39
   Section 7.11 Resignation and Removal; Appointment of Successor..............................39
   Section 7.12 Acceptance of Appointment by Successor.........................................40
   Section 7.13 Merger, Conversion, Consolidation or Succession to Business....................42
   Section 7.14 Preferential Collection of Claims Against the Company..........................42

ARTICLE VIII    CONCERNING THE SECURITYHOLDERS.................................................42

   Section 8.01 Evidence of Action by Securityholders..........................................42
   Section 8.02 Proof of Execution by Securityholders..........................................43
   Section 8.03 Who May be Deemed Owners.......................................................43
   Section 8.04 Certain Securities Owned by Company Disregarded................................44
   Section 8.05 Actions Binding On Future Securityholders......................................44

ARTICLE IX    SUPPLEMENTAL INDENTURES..........................................................45

   Section 9.01 Supplemental Indentures Without the Consent of Securityholders.................45
   Section 9.02 Supplemental Indentures With Consent of Securityholders........................46
   Section 9.03 Effect of Supplemental Indentures..............................................47
   Section 9.04 Securities Affected by Supplemental Indentures.................................47
   Section 9.05 Execution of Supplemental Indentures...........................................48

ARTICLE X    SUCCESSOR ENTITY..................................................................48

   Section 10.01 Company May Consolidate, Etc..................................................48
   Section 10.02 Successor Entity Substituted..................................................49
   Section 10.03 Securing of Assets Upon Consolidation, Etc....................................49
   Section 10.04 Evidence of Consolidation, Etc. to Trustee....................................50

ARTICLE XI    SUBSIDIARY GUARANTEES............................................................50

   Section 11.01 Guarantee.....................................................................50
   Section 11.02 Limitation On Guarantor Subsidiary Liability..................................51
   Section 11.03 Delivery of Subsidiary Guarantee..............................................51
   Section 11.04 Guarantor Subsidiaries May Consolidate, Etc., On Certain Terms................52
   Section 11.05 Releases of Subsidiary Guarantee..............................................52

ARTICLE XII SATISFACTION AND DISCHARGE; DEFEASANCE.............................................53

   Section 12.01 Satisfaction and Discharge....................................................53
   Section 12.02 Defeasance....................................................................54
   Section 12.03 Deposited Moneys to be Held in Trust..........................................56
   Section 12.04 Payment of Moneys Held by Paying Agents.......................................56
   Section 12.05 Repayment to Company..........................................................56
   Section 12.06 Reinstatement.................................................................56
   Section 12.07 Other Coin or Currency Units..................................................57

ARTICLE XIII    IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS................57

   Section 13.01 No Recourse...................................................................57

ARTICLE XIV    MISCELLANEOUS PROVISIONS........................................................58

   Section 14.01 Effect On Successors and Assigns..............................................58
   Section 14.02 Actions by Successor..........................................................58
   Section 14.03 Surrender of Company Powers...................................................58
   Section 14.04 Notices.......................................................................58
   Section 14.05 Governing Law.................................................................59
   Section 14.06 Treatment of Securities as Debt...............................................59
   Section 14.07 Compliance Certificates and Opinions..........................................59
   Section 14.08 Payments On Business Days.....................................................60
   Section 14.09 Conflict With Trust Indenture Act.............................................60
   Section 14.10 Effects of Headings and Table of Contents.....................................60
   Section 14.11 Counterparts..................................................................61
   Section 14.12 Separability..................................................................61
   Section 14.13 Assignment....................................................................61

SCHEDULE I......................................................................................1
----------

GUARANTORS......................................................................................1
----------

/(2)/This Table of Contents does not constitute part of the Indenture and shall not have any bearing on the interpretation of any of its terms or provisions.

     INDENTURE, dated as of March 7, 2002, between CONSOL Energy Inc., a Delaware corporation (the "Company"), the Guarantor Subsidiaries listed on
Schedule I hereto and The Bank of Nova Scotia Trust Company of New York, as trustee (the "Trustee"):

     WHEREAS, for its lawful corporate purposes, the Company has duly authorized the execution and delivery of this Indenture to provide for the issuance of unsecured debt securities (hereinafter referred to as the "Securities"), in an unlimited aggregate principal amount to be issued from time to time in one or more series as in this Indenture provided, as registered Securities without coupons, to be authenticated by the certificate of the Trustee;

     WHEREAS, to provide the terms and conditions upon which the Securities are to be authenticated, issued and delivered, the Company has duly authorized the execution of this Indenture; and

     WHEREAS, all things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

     NOW, THEREFORE, in consideration of the premises and the purchase of the Securities by the holders thereof, it is mutually covenanted and agreed as follows for the equal and ratable benefit of the holders of Securities or of series thereof.

                                    ARTICLE I
                                   DEFINITIONS

Section 1.01 Definitions of Terms.

     The terms defined in this Section (except as in this Indenture otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section and shall include the plural as well as the singular. All other terms used in this Indenture that are defined in the Trust Indenture Act of 1939, as amended, or that are by reference in said Trust Indenture Act defined in the Securities Act of 1933, as amended (except as herein otherwise expressly provided or unless the context otherwise requires), shall have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of the execution of this instrument.

     "Attributable Debt" has the meaning set forth in Section 4.06(c).

     "Authenticating Agent" means an authenticating agent with respect to all or any of the series of Securities appointed with respect to all or any series of the Securities by the Trustee pursuant to Section 2.10.

     "Bankruptcy Law" means Title 11, U.S. Code, or any similar federal or state law for the relief of debtors.

     "Board of Directors" means the Board of Directors of the Company or any committee of such Board duly authorized to act generally or in a particular respect for the Company hereunder.

     "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification.

     "Business Day" means, with respect to any series of Securities, any day other than a Saturday, Sunday or other day on which Federal or State banking institutions in the Borough of Manhattan, The City of New York, are authorized or obligated by law, executive order or regulation to close.

     "Commission" means the Securities and Exchange Commission, or any successor agency or commission.

     "Company" means CONSOL Energy Inc., a corporation duly organized and existing under the laws of the State of Delaware, and shall also include its successors and assigns permitted under the provisions of Article X.

     "Consolidated Net Tangible Assets" as used herein means, as of any particular time, the total of all the assets appearing on the most recent consolidated balance sheet of the Company and the Subsidiaries (other than those principally engaged in leasing or financing activities) as of the end of the last fiscal quarter for which financial information is available (less applicable reserves and other properly deductible items) after deducting from such amount: (a) all current liabilities, including current maturities of long-term debt and current maturities of obligations under capital leases (other than liabilities of Subsidiaries principally engaged in leasing or financing activities that are not guaranteed by the Company or any of its other Subsidiaries), and (b) the total of the net book values of all assets of the Company and its Subsidiaries (other than those principally engaged in leasing or financing activities) properly classified as intangible assets under U.S. generally accepted accounting principles (including goodwill, trade names, trademarks, patents, unamortized debt discount and expense and other like intangible assets).

     "Corporate Trust Office" means the office of the Trustee at which, at any particular time, its corporate trust business shall be principally administered, which office at the date hereof is located at One Liberty Plaza, 23rd Floor, New York, NY 10006.

     "Covenant Defeasance" has the meaning given in Section 12.02.

     "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

     "Debt" has the meaning set forth in Section 4.05(a).

     "Default" means any event, act or condition that with notice or lapse of time, or both, would constitute an Event of Default.

     "Defaulted Interest" has the meaning given in Section 2.03.

     "Depositary" means, with respect to Securities of any series, for which the Company shall determine that such Securities will be issued as a Global Security, The Depository Trust Company, New York, New York, another clearing agency, or any successor registered as a clearing agency under the Exchange Act, or other applicable statute or regulation, which, in each case, shall be designated by the Company pursuant to either Section 2.01 or 2.11.

     "Event of Default" means, with respect to Securities of a particular series any event specified in Section 6.01, continued for the period of time, if any, therein designated.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor statute or statutes thereto.

     "Global Security" means, with respect to any series of Securities, a Security executed by the Company and delivered by the Trustee to the Depositary or pursuant to the Depositary's instruction, all in accordance with this Indenture, which shall be registered in the name of the Depositary or its nominee.

     "Governmental Obligations" means securities that are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America that, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any such Governmental Obligation or a specific payment of principal of or interest on any such Governmental Obligation held by such custodian for the account of the holder of such depositary receipt; provided, however, that (except as required by law)
                         --------  -------
such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the Governmental Obligation or the specific payment of principal of or interest on the Governmental Obligation evidenced by such depositary receipt.

     "Guarantee" means, in respect of any Indebtedness, any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing such Indebtedness.

     "Guarantor Subsidiary" means any domestic Subsidiary of the Company that incurs or Guarantees any Indebtedness.

     "herein", "hereof" and "hereunder", and other words of similar import, refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

     "Indebtedness" means, with respect to any Person on any date of determination, without duplication, (i) the principal of and premium (if any) in respect of indebtedness of such Person for borrowed money and (ii) the principal of and premium (if any) in respect of obligations of such Person evidenced by bonds, debentures, notes or other similar instruments; provided, however, that
                                                       --------  -------
Indebtedness shall not include any indebtedness of a Subsidiary to the Company or another Subsidiary.

     "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into in accordance with the terms hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively. The term "Indenture" shall also include the terms of particular series of Securities established as contemplated by Section 2.01.

     "Interest Payment Date", when used with respect to any installment of interest on a Security of a particular series, means the date specified in such Security or in a Board Resolution or in an indenture supplemental hereto with respect to such series as the fixed date on which an installment of interest with respect to Securities of that series is due and payable.

     "Legal Defeasance" has the meaning given in Section 12.02.

     "Lien" has the meaning set forth in Section 4.05(a).

     "Obligations" means any principal, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Debt.

     "Officers' Certificate" means a certificate signed by the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Controller or an Assistant Controller or the Secretary or an Assistant Secretary of the Company that is delivered to the Trustee in accordance with the terms hereof. Each such certificate shall include the statements provided for in Section 14.07, if and to the extent required by the provisions thereof.

     "Opinion of Counsel" means an opinion in writing of legal counsel, who may be an employee of or counsel for the Company that is delivered to the Trustee in accordance with the terms hereof. Each such opinion shall include the statements provided for in Section 14.07, if and to the extent required by the provisions thereof.

     "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof pursuant to Section 6.01.

     "Outstanding", when used with reference to Securities of any series, means, subject to the provisions of Section 8.04, as of any particular time, all Securities of that series theretofore authenticated and delivered by the Trustee under this Indenture, except (a) Securities theretofore canceled by the Trustee or any paying agent, or delivered to the Trustee or any paying agent for cancellation, (b) Securities or portions thereof for the payment or redemption of which moneys or Governmental Obligations in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Company) or shall have been set aside and segregated in trust by the Company (if the Company shall act as its own paying agent) for the holders of such Securities; provided, however, that if such Securities or portions of such
            --------  -------
Securities are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as set forth in Article III or provision satisfactory to the Trustee shall have been made for giving such notice, and (c) Securities in lieu of or in substitution for which other Securities shall have been authenticated and delivered pursuant to the terms of Section 2.07; provided, however, that in determining whether the holders of the requisite
--------  -------
principal amount of the Outstanding Securities have given, made or taken any request, demand, authorization, direction, notice, consent, waiver or other action hereunder as of any date, the principal amount of an Original Issue Discount Security which shall be deemed to be Outstanding shall be the amount of the principal thereof which would be due and payable as of such date upon acceleration of the maturity thereof to such date pursuant to Section 6.01.

     "Person" means any individual, corporation, limited liability company, partnership, joint-venture, joint-stock company, unincorporated organization or government or any agency or political subdivision thereof.

     "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 2.07 in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the lost, destroyed or stolen Security.

     "Principal Property" means the land, improvements, buildings and fixtures (including any leasehold interest thereof) constituting the principal corporate office, any mine, preparation plant, transportation facilities, manufacturing plant or any manufacturing or research or engineering facility (whether owned at or acquired after the date of this Indenture) that is owned or leased by the Company or a Restricted Subsidiary, that is located within the continental United States, the gross book value of which (without deduction of any depreciation reserves) on the date as of which the determination is made exceeds 1% of Consolidated Net Tangible Assets unless the Company's Board of Directors has determined in good faith that such property is not material to the operation of the business conducted by the Company and its Subsidiaries taken as a whole.

     "Redemption Date," when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

     "Responsible Officer" when used with respect to the Trustee means any officer assigned to administer corporate trust matters or to whom any corporate trust matter is referred because of his or her knowledge of and familiarity with the particular subject.

     "Restricted Subsidiary" means any Subsidiary (a) substantially all of whose property is located within the United States, (b) (i) which owns a Principal Property or (ii) in which the investment by the Company and its Subsidiaries exceeds 1.0% of the aggregate amount of assets included on a consolidated balance sheet of the Company and its Subsidiaries as of the end of the last fiscal quarter for which financial information is available; provided, however,
                                                             --------  -------
the term "Restricted Subsidiary" shall not include any Subsidiary that is principally engaged in leasing or financing activities.

     "Sale and Lease-Back Transaction has the meaning set forth in Section 4.06(b).

     "Securities" means the debt Securities authenticated and delivered under this Indenture.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Securityholder", "Holder," "holder of Securities", "registered holder", or other similar term, means the Person or Persons in whose name or names a particular Security shall be registered on the books of the Company kept for that purpose in accordance with the terms of this Indenture.

     "Security Register" has the meaning given in Section 2.05(b).

     "Security Registrar" has the meaning given in Section 2.05(b).

     "Subsidiary" means (i) any corporation at least a majority of whose outstanding Voting Stock shall at the time be owned, directly or indirectly, by the Company or by one or more of its Subsidiaries or by the Company and one or more of its Subsidiaries, (ii) any general partnership, limited liability company, joint venture or similar entity, at least a majority of whose outstanding partnership or similar interests shall at the time be owned by the Company, or by one or more of its Subsidiaries, or the Company and one or more of its Subsidiaries, and (iii) any limited partnership of which the Company or any Subsidiary is a general partner.

     "Subsidiary Guarantee" means a Guarantee by a Guarantor Subsidiary of the Company's Obligations under this Indenture and under any Securities of any Series pursuant to Section 11.01 hereof or pursuant to a supplemental indenture hereto providing for a Guarantee on the same terms set forth in Section 11.01.

     "Trustee" means The Bank of Nova Scotia Trust Company of New York, and, subject to the provisions of Article VII, shall also include its successors and assigns, and, if at any time there is more than one Person acting in such capacity hereunder, "Trustee" shall mean each such Person. The term "Trustee" as used with respect to a particular series of the Securities shall mean the trustee with respect to that series.

     "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended, subject to the provisions of Sections 9.01, 9.02, and 10.01, as in effect at the date of execution of this instrument.

     "Voting Stock", as applied to stock of any Person, means shares, interests, participations or other equivalents in the equity interest (however designated) in such Person having ordinary voting power for the election of a majority of the directors (or the equivalent) of such Person, other than shares, interests, participations or other equivalents having such power only by reason of the occurrence of a contingency.

                                   ARTICLE II
         ISSUE, DESCRIPTION, TERMS, EXECUTION, REGISTRATION AND EXCHANGE
                                  OF SECURITIES

Section 2.01 Designation and Terms of Securities.

     The aggregate principal amount of Securities that may be authenticated and delivered under this Indenture is unlimited. The Securities may be issued in one or more series up to the aggregate principal amount of Securities of that series from time to time authorized by or pursuant to a Board Resolution or pursuant to one or more indentures supplemental hereto. Prior to the initial issuance of Securities of any series, there shall be established in or pursuant to a Board Resolution, and set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto:

     (1) the title of the Security of the series (which shall distinguish the Securities of the series from all other Securities);

     (2) any limit upon the aggregate principal amount of the Securities of that series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of that series);

     (3) the date or dates on which the principal of the Securities of the series is payable and the place(s) of payment;

     (4) the rate or rates at which the Securities of the series shall bear interest or the manner of calculation of such rate or rates, if any;

     (5) the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest will be payable or the manner of determination of such Interest Payment Dates, the place(s) of payment, and the record date or other method for the determination of holders to whom interest is payable on any such Interest Payment Dates;

     (6) the right, if any, to extend the interest payment periods and the duration of such extension;

     (7) the period or periods within which, the price or prices at which and the terms and conditions upon which, Securities of the series may be redeemed, in whole or in part, at the option of the Company;

     (8) the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions (including payments made in cash in satisfaction of future sinking fund obligations) or at the option of a holder thereof and the period or periods within which, the price or prices at which, and the terms and conditions upon which, Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

     (9) the form of the Securities of the series including the form of the Trustee's certificate of authentication for such series;

     (10) if other than denominations of one thousand U.S. dollars ($1,000) or any integral multiple thereof, the denominations in which the Securities of the series shall be issuable;

     (11) any and all other terms with respect to such series (which terms shall not be inconsistent with the terms of this Indenture, as amended by any supplemental indenture) including any terms which may be required by or advisable under laws or regulations or advisable in connection with the marketing of Securities of that series;

     (12) whether the Securities are issuable as a Global Security and, in such case, the identity of the Depositary for such series;

     (13) whether the Securities will be convertible into shares of common stock or other securities of the Company and, if so, the terms and conditions upon which such Securities will be so convertible, including the conversion price and the conversion period;

     (14) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the maturity thereof pursuant to
          Section 6.01;

     (15) any additional or different Events of Default or restrictive covenants provided for with respect to the Securities of the series;

     (16) any provisions granting special rights to holders when a specified event occurs;

     (17) if applicable, that the Securities of the series, in whole or in specified part, shall be defeasible pursuant to Section 12.02 and, if other than by a Board Resolution, the manner in which any election by the Company to defease such Securities shall be evidenced; and

     (18) if other than the currency of the United States of America, the currency, currencies or currency units in which the principal of or any premium or interest on any Securities of the series shall be payable and the manner of determining the equivalent thereof in the currency of the United States of America for any purpose, including for purposes of the definition of "Outstanding" in Section 1.01.

All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided prior to any issuance thereof in or pursuant to any such Board Resolution or in any indentures supplemental hereto. If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series. Securities of any particular series may be issued at various times, with different dates on which the principal or any installment of principal is payable, with different rates of interest, if any, or different methods by which rates of interest may be determined, with different dates on which such interest may be payable and with different redemption dates. Notwithstanding Section 2.01(2) and unless otherwise expressly provided with respect to a series of Securities, the aggregate principal amount of a series of Securities may be increased and additional Securities of such series may be issued up to the maximum aggregate principal amount authorized with respect to such series as increased.

Section 2.02 Form of Securities and Trustee's Certificate.

     The Securities of any series and the Trustee's certificate of authentication to be borne by such Securities shall be substantially of the tenor and purport as set forth in one or more indentures supplemental hereto or as provided in a Board Resolution and as set forth in an Officers' Certificate. The Securities may have such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which Securities of that series may be listed, or to conform to usage.

Section 2.03 Denominations: Provisions for Payment.

     (a) The Securities shall be issuable as registered Securities and in the denominations of one thousand U.S. dollars ($1,000) or any integral multiple thereof, subject to Section 2.01(10). The Securities of a particular series shall bear interest payable on the dates and at the rates specified or provided for with respect to that series. Except as contemplated by Section 2.01(18), the principal of and the interest on the Securities of any series, as well as any premium thereon in case of redemption thereof prior to maturity, shall be payable in the coin or currency of the United States of America that at the time is legal tender for public and private debt, at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, the City and State of New York; provided, however, that at the option of the Company payment
                   --------  -------
of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. Each Security shall be dated the date of its authentication by the Trustee. Except as otherwise provided for under Section 2.01(4), interest on the Securities shall be computed on the basis of a 360-day year composed of twelve 30-day months.

     (b) Except as contemplated by Section 2.01(5), the interest installment on any Security that is payable, and is punctually paid or duly provided for, on any Interest Payment Date for Securities of that series shall be paid to the Person in whose name said Security (or one or more Predecessor Securities) is registered at the close of business on the regular record date for such interest installment. In the event that any Security of a particular series or portion thereof is called for redemption and the redemption date is subsequent to a regular record date with respect to any Interest Payment Date and prior to such Interest Payment Date, interest on such Security will be paid upon presentation and surrender of such Security as provided in Section 3.03. Any interest on any Security that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date for Securities of the same series (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered holder on the relevant regular record date by virtue of having been such holder; and such Defaulted Interest shall be paid by the Company, at its election, as provided in clause (1) or clause (2) below:

     (1) The Company may make payment of any Defaulted Interest on Securities to the Persons in whose names such Securities (or their respective Predecessor Securities) are registered at the close of business on a special record date for the payment of such Defaulted Interest, which shall be fixed in the following manner: the Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each such Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a special record date for the payment of such Defaulted Interest which shall not be more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such special record date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the special record date therefor to be mailed, first class postage prepaid, to each Securityholder at his or her address as it appears in the Security Register (as hereinafter defined), not less than 10 days prior to such special record date. Notice of the proposed payment of such Defaulted Interest and the special record date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names such Securities (or their respective Predecessor Securities) are registered on such special record date.

     (2) The Company may make payment of any Defaulted Interest on any Securities in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

Unless otherwise set forth in a Board Resolution or one or more indentures supplemental hereto establishing the terms of any series of Securities pursuant to Section 2.01 hereof, the term "regular record date" as used in this Section 2.03(b) with respect to a series of Securities with respect to any Interest Payment Date for such series shall mean either (i) the fifteenth day of the month immediately preceding the month in which an Interest Payment Date established for such series pursuant to Section 2.01 hereof shall occur, if such Interest Payment Date is the first day of a month, or (ii) the last day of the month immediately preceding the month in which an Interest Payment Date established for such series pursuant to Section 2.01 hereof shall occur, if such Interest Payment Date is the fifteenth day of a month, whether or not such day is a Business Day.

     (c) Subject to the foregoing provisions of this Section, each Security of a series delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Security of such series shall carry the rights to interest accrued and unpaid, and to accrue, that were carried by such other Security.

Section 2.04 Execution and Authentication.

     (a) The Securities shall be signed on behalf of the Company by its President, or one of its Vice Presidents, together with its Treasurer, or one of its Assistant Treasurers, or its Secretary or one of its Assistant Secretaries. Signatures may be the manual or facsimile signatures of the present or any such future officers. The Company may use the facsimile signature of any Person who shall have been a President or Vice President thereof, or of any Person who shall have been the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary thereof, notwithstanding the fact that at the time the Securities shall be authenticated and delivered or disposed of such Person shall have ceased to be the President or a Vice President, or the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company. The Securities may contain such notations, legends or endorsements required by law, stock exchange rule or usage. Each Security shall be dated the date of its authentication by the Trustee.

     (b) A Security shall not be valid until authenticated manually by an authorized signatory of the Trustee, or by an Authenticating Agent. Such signature shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder and that the holder is entitled to the benefits of this Indenture.

     (c) At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a written order of the Company for the authentication and delivery of such Securities, signed by its President or any Vice President and its Controller or any Assistant Controller or its Secretary or any Assistant Secretary, and the Trustee in accordance with such written order shall authenticate and deliver such Securities.

     (d) In authenticating such Securities and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 7.01) shall be fully protected in relying upon, an Officers' Certificate and Opinion of Counsel each stating that the form and terms thereof have been established in conformity with the provisions of this Indenture. The Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner that is not reasonably acceptable to the Trustee.

Section 2.05 Registration of Transfer and Exchange.

     (a) Securities of any series may be exchanged upon presentation thereof at the office or agency of the Company designated for such purpose in the Borough of Manhattan, the City and State of New York, for other Securities of such series of authorized denominations, and for a like aggregate principal amount, upon payment of a sum sufficient to cover any tax or other governmental charge in relation thereto, all as provided in this Section. In respect of any Securities so surrendered for exchange, the Company shall execute, the Trustee shall authenticate and such office or agency shall deliver in exchange therefor the Security or Securities of the same series that the Securityholder making the exchange shall be entitled to receive, bearing numbers not contemporaneously outstanding.

     (b) The Company shall keep, or cause to be kept, at its office or agency designated for such purpose in the Borough of Manhattan, the City and State of New York, or such other location designated by the Company a register or registers (herein referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall register the Securities and the transfers of Securities as in this Article provided and which at all reasonable times shall be open for inspection by the Trustee. The registrar for the purpose of registering Securities and transfer of Securities as herein provided shall be appointed as authorized by Board Resolution (the "Security Registrar"). Upon surrender for transfer of any Security at the office or agency of the Company designated for such purpose, the Company shall execute, the Trustee shall authenticate and such office or agency shall deliver in the name of the transferee or transferees a new Security or Securities of the same series as the Security presented for a like aggregate principal amount. All Securities presented or surrendered for exchange or registration of transfer, as provided in this Section, shall be accompanied (if so required by the Company or the Security Registrar) by a written instrument or instruments of transfer, in form satisfactory to the Company or the Security Registrar, duly executed by the registered holder or by such holder's duly authorized attorney in writing.

     (c) No service charge shall be made for any exchange or registration of transfer of Securities, or issue of new Securities in case of partial redemption of any series, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge in relation thereto, other than exchanges pursuant to Section 2.06, Section 3.03(b) and Section 9.04 not involving any transfer. The Company shall not be required (i) to issue, exchange or register the transfer of any Securities during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of less than all the Outstanding Securities of the same series and ending at the close of business on the day of such mailing, nor (ii) to register the transfer of or exchange any Securities of any series or portions thereof called for redemption. The provisions of this Section 2.05 are, with respect to any Global Security, subject to Section 2.11 hereof.

Section 2.06 Temporary Securities.

     Pending the preparation of definitive Securities of any series, the Company may execute, and the Trustee shall authenticate and deliver, temporary Securities (printed, lithographed or typewritten) of any authorized denomination. Such temporary Securities shall be substantially in the form of the definitive Securities in lieu of which they are issued, but with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the Company. Every temporary Security of any series shall be executed by the Company and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Securities of such series. Without unnecessary delay the Company will execute and will furnish definitive Securities of such series and thereupon any or all temporary Securities of such series may be surrendered in exchange therefor (without charge to the holders), at the office or agency of the Company designated for the purpose in the Borough of Manhattan, the City and State of New York, and the Trustee shall authenticate and such office or agency shall deliver in exchange for such temporary Securities an equal aggregate principal amount of definitive Securities of such series, unless the Company advises the Trustee to the effect that definitive Securities need not be executed and furnished until further notice from the Company. Until so exchanged, the temporary Securities of such series shall be entitled to the same benefits under this Indenture as definitive Securities of such series authenticated and delivered hereunder.

Section 2.07 Mutilated, Destroyed, Lost or Stolen Securities.

     In case any temporary or definitive Security shall become mutilated or be destroyed, lost or stolen, the Company (subject to the next succeeding sentence) shall execute, and upon the Company's request the Trustee (subject as aforesaid) shall authenticate and deliver, a new Security of the same series, bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated Security, or in lieu of and in substitution for the Security so destroyed, lost or stolen. In every case the applicant for a substituted Security shall furnish to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company and the Trustee evidence to their satisfaction of the destruction, loss or theft of the applicant's Security and of the ownership thereof. The Trustee shall authenticate any such substituted Security and deliver the same upon the written request or authorization of any officer of the Company. Upon the issuance of any substituted Security, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. In case any Security that has matured or is about to mature shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substitute Security, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Security) if the applicant for such payment shall furnish to the Company and the Trustee such security or indemnity as they may require to save them harmless, and, in case of destruction, loss or theft, evidence to the satisfaction of the Company and the Trustee of the destruction, loss or theft of such Security and of the ownership thereof. Every replacement Security issued pursuant to the provisions of this Section shall constitute an additional contractual obligation of the Company whether or not the mutilated, destroyed, lost or stolen Security shall be found at any time, or be enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of the same series duly issued hereunder. All Securities shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities, and shall preclude (to the extent lawful) any and all other rights or remedies, notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

Section 2.08 Cancellation.

     All Securities surrendered for the purpose of payment, redemption, exchange or registration of transfer shall, if surrendered to the Company or any paying agent, be delivered to the Trustee for cancellation, or, if surrendered to the Trustee, shall be cancelled by it, and no Securities shall be issued in lieu thereof except as expressly required or permitted by any of the provisions of this Indenture. On request of the Company at the time of such surrender, the Trustee shall deliver to the Company canceled Securities held by the Trustee. In the absence of such request the Trustee may dispose of canceled Securities in accordance with its standard procedures and deliver a certificate of disposition to the Company. If the Company shall otherwise acquire any of the Securities, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are delivered to the Trustee for cancellation.

Section 2.09 Benefits of Indenture.

     Nothing in this Indenture or in the Securities, express or implied, shall give or be construed to give to any Person, other than the parties hereto and the holders of the Securities any legal or equitable right, remedy or claim under or in respect of this Indenture, or under any covenant, condition or provision herein contained; all such covenants, conditions and provisions being for the sole benefit of the parties hereto and of the holders of the Securities.

Section 2.10 Authenticating Agent.

     So long as any of the Securities of any series remain Outstanding there may be an Authenticating Agent for any or all such series of Securities which the Trustee shall have the right to appoint. Said Authenticating Agent shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon exchange, transfer or partial redemption thereof, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. All references in this Indenture to the authentication of Securities by the Trustee shall be deemed to include authentication by an Authenticating Agent for such series. Each Authenticating Agent shall be acceptable to the Company and shall be a corporation that has a combined capital and surplus, as most recently reported or determined by it, sufficient under the laws of any jurisdiction under which it is organized or in which it is doing business to conduct a trust business, and that is otherwise authorized under such laws to conduct such business and is subject to supervision or examination by Federal or State authorities. If at any time any Authenticating Agent shall cease to be eligible in accordance with these provisions, it shall resign immediately.

     Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time (and upon request by the Company shall) terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Company. Upon resignation, termination or cessation of eligibility of any Authenticating Agent, the Trustee may appoint an eligible successor Authenticating Agent acceptable to the Company. Any successor Authenticating Agent, upon acceptance of its appointment hereunder, shall become vested with all the rights, powers and duties of its predecessor hereunder as if originally named as an Authenticating Agent pursuant hereto.

     Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided that such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

Section 2.11 Global Securities.

     (a) If the Company shall establish pursuant to Section 2.01 that the Securities of a particular series are to be issued as a Global Security, then the Company shall execute and the Trustee shall, in accordance with Section 2.04, authenticate and deliver, one or more Global Securities that:

     (1) shall represent, and shall be denominated in an amount equal to the aggregate principal amount of, all or a portion of the Outstanding Securities of such series;

     (2)  shall be registered in the name of the Depositary or its nominee;

     (3) shall be delivered by the Trustee to the Depositary or pursuant to the Depositary's instruction; and

     (4) shall bear a legend substantially to the following effect: "Except as otherwise provided in Section 2.11 of the Indenture, this Security may be transferred, in whole but not in part, only to the Depositary, another nominee of the Depositary or to a successor Depositary or to a nominee of such successor Depositary."

     (b) Notwithstanding the provisions of Section 2.05, a Global Security of a series may be transferred, in whole but not in part and in the manner provided in Section 2.05, only to the Depositary for such series, another nominee of the Depositary for such series, or to a successor Depositary for such series selected or approved by the Company or to a nominee of such successor Depositary.

     (c) If (i) at any time the Depositary for a series of the Securities notifies the Company that it is unwilling or unable to continue as Depositary for such series or if at any time the Depositary for such series shall no longer be registered or in good standing under the Exchange Act, or other applicable statute or regulation, and a successor Depositary for such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such condition, as the case may be, or (ii) an Event of Default has occurred and is continuing, then this Section 2.11 shall no longer be applicable to the Securities of such series and the Company will execute, and subject to Section 2.05, the Trustee will authenticate and deliver the Securities of such series in definitive registered form without coupons, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security of such series in exchange for such Global Security. In addition, the Company may at any time determine that the Securities of any series shall no longer be represented by a Global Security and that the provisions of this Section 2.11 shall no longer apply to the Securities of such series. In such event the Company will execute and subject to Section 2.05, the Trustee, upon receipt of an Officers' Certificate evidencing such determination by the Company, will authenticate and deliver the Securities of such series in definitive registered form without coupons, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security of such series in exchange for such Global Security. Upon the exchange of the Global Security for such Securities in definitive registered form without coupons, in authorized denominations, the Global Security shall be canceled by the Trustee. Such Securities in definitive registered form issued in exchange for the Global Security pursuant to this
Section 2.11(c) shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities to the Depositary for delivery to the Persons in whose names such Securities are so registered.

                                   ARTICLE III
              REDEMPTION OF SECURITIES AND SINKING FUND PROVISIONS

Section 3.01 Redemption.

     The Company may redeem the Securities of any series issued hereunder on and after the dates and in accordance with the terms established for such series pursuant to Section 2.01 hereof.

Section 3.02 Notice of Redemption.

     (a) In case the Company shall desire to exercise such right to redeem all or, as the case may be, a portion of the Securities of any series in accordance with the right reserved so to do, the Company shall, or shall cause the Trustee (by providing to the Trustee at least 45 days prior notice of the date fixed for redemption) to, give notice of such redemption to holders of the Securities of such series to be redeemed by mailing, first class postage prepaid, a notice of such redemption not less than 30 days and not more than 60 days before the date fixed for redemption of that series to such holders at their last addresses as they shall appear upon the Security Register unless a shorter period is specified in the Securities to be redeemed. Any notice that is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the registered holder receives the notice. In any case, failure duly to give such notice to the holder of any Security of any series designated for redemption in whole or in part, or any defect in the notice, shall not affect the validity of the proceedings for the redemption of any other Securities of such series or any other series. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with any such restriction.

     (b) Each notice of redemption shall specify the date fixed for redemption and the redemption price at which Securities of that series are to be redeemed, and shall state (i) that payment of the redemption price of such Securities to be redeemed will be made at the office or agency of the Company in the Borough of Manhattan, the City and State of New York, upon presentation and surrender of such Securities, (ii) that interest accrued to the date fixed for redemption will be paid as specified in said notice, (iii) that from and after said date interest will cease to accrue and (iv) that the redemption is for a sinking fund, if such is the case. If less than all the Securities of a series are to be redeemed, the notice to the holders of Securities of that series to be redeemed in whole or in part shall specify the particular Securities to be so redeemed. In case any Security is to be redeemed in part only, the notice that relates to such Security shall state the portion of the principal amount thereof to be redeemed, and shall state that on and after the redemption date, upon surrender of such Security, a new Security or Securities of such series in principal amount equal to the unredeemed portion thereof will be issued.

     (c) If less than all the Securities of a series are to be redeemed, the Company shall give the Trustee at least 45 days' notice in advance of the date fixed for redemption as to the aggregate principal amount of Securities of the series to be redeemed, and thereupon the Trustee shall select, by lot or in such other manner as it shall deem appropriate and fair in its discretion and that may provide for the selection of a portion or portions (equal to one thousand U.S. dollars ($1,000) or any integral multiple thereof) of the principal amount of such Securities of a denomination larger than $1,000, the Securities to be redeemed and shall thereafter promptly notify the Company in writing of the numbers of the Securities to be redeemed, in whole or in part. The Company may, if and whenever it shall so elect, by delivery of instructions signed on its behalf by its President or any Vice President, instruct the Trustee or any paying agent to call all or any part of the Securities of a particular series for redemption and to give notice of redemption in the manner set forth in this Section, such notice to be in the name of the Company or its own name as the Trustee or such paying agent as it may deem advisable. In any case in which notice of redemption is to be given by the Trustee or any such paying agent, the Company shall deliver or cause to be delivered to, or permit to remain with, the Trustee or such paying agent, as the case may be, such Security Register, transfer books or other records, or suitable copies or extracts therefrom, sufficient to enable the Trustee or such paying agent to give any notice by mail that may be required under the provisions of this Section.

Section 3.03 Payment Upon Redemption.

     (a) If the giving of notice of redemption shall have been completed as above provided, the Securities or portions of Securities of the series to be redeemed specified in such notice shall become due and payable on the date and at the place stated in such notice at the applicable redemption price, together with interest accrued to the date fixed for redemption and interest on such Securities or portions of Securities shall cease to accrue on and after the date fixed for redemption, unless the Company shall default in the payment of such redemption price or accrued interest with respect to any such Security or portion thereof. On presentation and surrender of such Securities on or after the date fixed for redemption at the place of payment specified in the notice, said Securities shall be paid and redeemed at the applicable redemption price for such series, together with interest accrued thereon to the date fixed for redemption (but if the date fixed for redemption is an Interest Payment Date, the interest installment payable on such date shall be payable to the registered holder at the close of business on the applicable record date pursuant to
Section 2.03).

     (b) Upon presentation of any Security of such series that is to be redeemed in part only, the Company shall execute and the Trustee shall authenticate and the office or agency where the Security is presented shall deliver to the holder thereof, at the expense of the Company, a new Security of the same series of authorized denominations in principal amount equal to the unredeemed portion of the Security so presented.

Section 3.04 Sinking Fund.

     The provisions of Sections 3.04, 3.05 and 3.06 shall be applicable to any sinking fund for the retirement of Securities of a series, except as otherwise specified as contemplated by Section 2.01 for Securities of such series. The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 3.05. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

Section 3.05 Satisfaction of Sinking Fund Payments with Securities.

The Company:

     (1) may deliver Outstanding Securities of a series (other than any Securities previously called for redemption); and

     (2) may apply as a credit Securities of a series that have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities.

In each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series, provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the redemption price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

Section 3.06 Redemption of Securities for Sinking Fund.

     Not less than 45 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of the series, the portion thereof, if any, that is to be satisfied by delivering and crediting Securities of that series pursuant to Section 3.05 and the basis for such credit and will, together with such Officers' Certificate, deliver to the Trustee any Securities to be so delivered. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 3.02 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 3.02. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Section 3.03.

                                   ARTICLE IV
                                    COVENANTS

Section 4.01 Payment of Principal, Premium and Interest.

     The Company will duly and punctually pay or cause to be paid (in the currency or currency unit in which the Securities of such series are payable) the principal of (and premium, if any) on the Securities, and the interest which shall have accrued thereon, of each series at the time and place and in the manner provided herein and established with respect to such Securities.

Section 4.02 Maintenance of Office or Agency.

     So long as any series of the Securities remain Outstanding, the Company agrees to maintain an office or agency in the Borough of Manhattan, the City and State of New York, with respect to each such series and at such other location or locations as may be designated as provided in this Section 4.02, where (i) Securities of that series may be presented for payment, (ii) Securities of that series may be presented as hereinabove authorized for registration of transfer and exchange, and (iii) notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be given or served, such designation to continue with respect to such office or agency until the Company shall, by written notice signed by its President or a Vice President and delivered to the Trustee, designate some other office or agency in the Borough of Manhattan, the City and State of New York for such purposes or any of them. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, notices and demands. The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, the City and State of New York for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

Section 4.03 Paying Agents.

     (a) If the Company shall appoint one or more paying agents for all or any series of the Securities, other than the Trustee, the Company will cause each such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this
Section:

     (1) that it will hold all sums held by it as such agent for the payment of the principal of (and premium, if any) or interest on the Securities of that series (whether such sums have been paid to it by the Company or by any other obligor of such Securities) in trust for the benefit of the Persons entitled thereto;

     (2) that it will give the Trustee notice of any failure by the Company (or by any other obligor of such Securities) to make any payment of the principal of (and premium, if any) or interest on the Securities of that series when the same shall be due and payable;

     (3) that it will, at any time during the continuance of any failure referred to in the preceding paragraph (a)(2) above, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such paying agent; and

     (4) that it will perform all other duties of paying agent as set forth in this Indenture.

     (b) If the Company shall act as its own paying agent with respect to any series of the Securities, it will on or before each due date of the principal of (and premium, if any) or interest on Securities of that series, set aside, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay such principal (and premium, if any) or interest so becoming due on Securities of that series until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of such action, or any failure (by it or any other obligor on such Securities) to take such action. Whenever the Company shall have one or more paying agents for any series of Securities, it will, prior to each due date of the principal of (and premium, if any) or interest on any Securities of that series, deposit with the paying agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such paying agent is the Trustee) the Company will promptly notify the Trustee of this action or failure so to act.

     (c) Notwithstanding anything in this Section to the contrary,

     (1) the agreement to hold sums in trust as provided in this Section is subject to the provisions of Section 12.05, and

     (2) the Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or direct any paying agent to pay, to the Trustee all sums held in trust by the Company or such paying agent, such sums to be held by the Trustee upon the same terms and conditions as those upon which such sums were held by the Company or such paying agent; and, upon such payment by any paying agent to the Trustee, such paying agent shall be released from all further liability with respect to such money.

Section 4.04 Appointment to Fill Vacancy in Office of Trustee.

     The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 7.11, a Trustee, so that there shall at all times be a Trustee hereunder.

Section 4.05 Limitations on Liens.

     (a) The Company agrees that it shall not, nor shall it permit any Restricted Subsidiary to, issue, incur, create, assume or guarantee any debt for borrowed money, collectively referred to as "Debt," secured by any mortgage, deed of trust, security interest, pledge, lien, charge or other encumbrance, each a "Lien" and collectively "Liens," upon any Principal Property, shares of stock (or other equivalents of or interests in equity) or indebtedness of a Restricted Subsidiary, without in any such case providing concurrently with the issuance, incurrence, creation, assumption or guaranty of such secured Debt, or the grant of such Lien, that the Securities (and, at the Company's option, any other Indebtedness of or Guarantee by the

Company ranking equally with the Securities) shall be secured equally and ratably with (or, at the option of the Company, prior to) such secured Debt. The foregoing restriction, however, will not apply to Debt secured by:

          (1) Liens on property, shares of stock (or other equivalents of or interests in equity) or indebtedness of a Person existing at the time such Person becomes a Restricted Subsidiary, provided that such Liens were not
                                             --------
     created in anticipation of the transaction in which such Person becomes a Restricted Subsidiary;

          (2) Liens on property acquired by the Company or a Restricted Subsidiary existing at the time of acquisition by the Company or a Restricted Subsidiary;

          (3) Liens on property acquired by the Company or a Restricted Subsidiary and created prior to, at the time of, or within 360 days after the acquisition of such property, or the completion of construction, the completion of improvements or the commencement of substantial commercial operation of such property, for the purpose of financing all or any part of the purchase price of such property, such construction or the making of such improvements;

          (4) Liens in favor of the Company or a Restricted Subsidiary to secure Debt owing to the Company or a Restricted Subsidiary;

          (5) Liens existing on the date of the initial issuance of any Securities;

          (6) Liens on property, shares of stock (or other equivalents of or interests in equity) or indebtedness of a Person existing at the time such Person is merged into or consolidated with the Company or a Restricted Subsidiary or at the time of a sale, lease or other disposition of all or substantially all of the properties of a Person as an entirety or substantially as an entirety to the Company or a Restricted Subsidiary, provided that such Lien was not incurred in anticipation of such merger or
     --------
     consolidation or sale, lease or other disposition;

          (7) Liens on property of the Company or a Restricted Subsidiary in favor of governmental bodies to secure payments of amounts owed under any contract or statute or to secure any Debt incurred for the purpose of financing all or any part of the purchase price or the cost of constructing or improving the property subject to such Liens;

          (8) Liens created in connection with a project financed with, and created to secure, a nonrecourse obligation;

          (9) the sale or other transfer of any interest in property commonly referred to as a "production payment"; and

          (10) any extension, renewal or replacement of any Lien referred to in the foregoing clauses (1) through (9) or of any Debt secured thereby; provided, that such
     --------
     extension, renewal or replacement Lien shall secure no larger an amount of Debt than that existing at the time of such extension, renewal or replacement.

          (b) Notwithstanding the restrictions in Section 4.05(a), the Company or a Restricted Subsidiary may issue, incur, create, assume or guarantee Debt secured by a Lien which would otherwise be subject to the foregoing restrictions, without equally and ratably securing the Securities, provided that
                                                                   --------
after giving effect thereto, the aggregate principal amount of (x) all Debt so secured by Liens (not including Liens permitted under clauses (1) through (10) above) plus (y) all Attributable Debt of Sale and Lease-Back Transactions permitted under Section 4.06 does not exceed 15% of Consolidated Net Tangible Assets.

Section 4.06 Limitations on Sale and Lease-Back Transactions.

     (a) The Company agrees that it shall not, nor shall it allow any Restricted Subsidiary to, enter into, any Sale and Lease-Back Transaction with respect to any Principal Property, unless at the effective time of such transaction:

          (1) such Sale and Lease-Back Transaction (A) involves a lease for a term of not more than three years, (B) is between the Company and a Restricted Subsidiary or between Restricted Subsidiaries or (C) the Company or the Restricted Subsidiary would be allowed, pursuant to Section 4.05, without equally and ratably securing the Securities, to incur Debt secured by a Lien in an amount at least equal to the Attributable Debt with respect to such Sale and Lease-Back Transaction; or

          (2) the Company or such Restricted Subsidiary, within 360 days after the closing date of such Sale and Lease-Back Transaction, applies or causes to be applied an amount equal to the greater of (i) the net proceeds of such sale or (ii) the Attributable Debt from such Sale and Lease-Back Transaction to either (or a combination of) (x) the prepayment, repayment, redemption, reduction or retirement (other than any mandatory prepayment, mandatory repayment, mandatory redemption or sinking fund payment or payment at maturity) of Debt of the Company or any Restricted Subsidiary (other than Debt that is subordinate to the Securities or any Guarantee or Debt to the Company or a Restricted Subsidiary) that matures more than 12 months after its creation; provided, however, the amount to be applied to
                                --------  -------
     the prepayment or retirement of debt for borrowed money shall be reduced by the principal amount of any debt securities of the Company or a Restricted Subsidiary delivered within 360 days after such Sale and Lease-Back Transaction to the applicable trustee or paying agent for retirement and cancellations or (y) expenditures for the purchase, construction, development or expansion of other property, facilities or equipment.

     (b) The term "Sale and Lease-Back Transaction" means any arrangement with any Person providing for the leasing by the Company or any Restricted Subsidiary of any Principal Property, whether owned at the date of this Indenture or thereafter acquired (excluding temporary leases of a term, including renewal periods, of not more than three years), that has been or is to be sold or transferred by the Company or any Restricted Subsidiary to such Person with the intention of taking back a lease of such property.

     (c) The term "Attributable Debt" means, in respect of a Sale and Lease-Back Transaction, at the time of determination, the present value (discounted at the weighted average effective interest cost per annum of the outstanding debt securities of all series, compounded semiannually) of the obligation of the lessee for rental payments during the remaining term of the lease included in such transaction, including any period for which such lease has been extended or may, at the option of the lessor, be extended or, if earlier, until the earliest date of which the lessee may terminate such lease upon payment of a penalty (in which case the obligation of the lessee for rental payments will include such penalty), after excluding all amounts required to be paid on account of maintenance and repairs, insurance, taxes, assessments, water and utility rates and similar charges.

Section 4.07 Subsidiary Guarantees.

     If at any time a Subsidiary is or becomes a Guarantor Subsidiary, at the time of the incurrence of the Indebtedness or Guarantee of any Indebtedness by such Subsidiary the Company shall cause such Subsidiary to enter into a Subsidiary Guarantee, execute a supplemental indenture in connection therewith and deliver an Opinion of Counsel as to the enforceability of such supplemental indenture and Subsidiary Guarantee in form satisfactory to the Trustee within 10 Business Days of the date when such Subsidiary is or becomes a Guarantor Subsidiary. Each Subsidiary Guarantee shall be joint and several obligation of the Guarantor Subsidiary; provided, however, that the obligations of each
                          --------  -------
Guarantor Subsidiary under its Subsidiary Guarantee shall be limited as provided in Section 11.02.

                                    ARTICLE V
            SECURITYHOLDERS' LISTS AND REPORTS BY THE COMPANY AND THE
                                     TRUSTEE

Section 5.01 Company to Furnish Trustee Names and Addresses of Securityholders.

     The Company will furnish or cause to be furnished to the Trustee

     (1)  not more than 15 days after each regular record date (as defined in
          Section 2.03) a list, in such form as the Trustee may reasonably require, of the names and addresses of the holders of each series of Securities as of such regular record date, provided, however, that the
                                                     --------  -------
          Company shall not be obligated to furnish or cause to furnish such list at any time that the list shall not differ in any respect from the most recent list furnished to the Trustee by the Company and

     (2) at such other times as the Trustee may request in writing within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that, in either case, no such list need be furnished for any
--------  -------
series for which the Trustee shall be the Security Registrar.

Section 5.02 Preservation Of Information; Communications With Securityholders.

     (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the holders of Securities contained in the most recent list furnished to it as provided in
Section 5.01 and as to the names and addresses of holders of Securities received by the Trustee in its capacity as Security Registrar (if acting in such capacity).

     (b) The Trustee may destroy any list furnished to it as provided in Section
5.01 upon receipt of a new list so furnished.

     (c) Securityholders may communicate as provided in Section 312(b) of the Trust Indenture Act with other Securityholders with respect to their rights under this Indenture or under the Securities.

Section 5.03 Reports by the Company.

     (a) The Company covenants and agrees to file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) that the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of such sections, then to file with the Trustee and the Commission, in accordance with the rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports that may be required pursuant to Section 13 of the Exchange Act, in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations.

     (b) The Company covenants and agrees to file with the Trustee and the Commission, in accordance with the rules and regulations prescribed from to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations.

     (c) The Company covenants and agrees to transmit by mail, first class postage prepaid, or reputable overnight delivery service that provides for evidence of receipt, to the Securityholders, as their names and addresses appear upon the Security Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to subsections (a) and (b) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

Section 5.04 Reports by the Trustee.

     (a) On or before March 1, commencing with the first March 1 occurring after the first issuance of Securities under this Indenture, the Trustee shall transmit by mail, first class postage prepaid, to the Securityholders, as their names and addresses appear upon the Security Register, a brief report dated as of the preceding December 1, if and to the extent required under Section 313(a) of the Trust Indenture Act.

     (b) The Trustee shall comply with Section 313(b) and 313(c) of the Trust Indenture Act.

     (c) A copy of each such report shall, at the time of such transmission to Securityholders, be filed by the Trustee with the Company, with each stock exchange upon which any Securities are listed (if so listed) and also with the Commission. The Company agrees to notify the Trustee when any Securities become listed on any stock exchange.

Section 5.05 No Accountability by Reason of Disclosure.

     Each and every holder, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Securityholders in accordance with the provisions of this
Article V regardless of the source from which such information was derived and the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under this Article V.

                                   ARTICLE VI
             REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS ON EVENT OF
                                     DEFAULT

Section 6.01 Events of Default.

     (a) Whenever used herein with respect to Securities of a particular series, "Event of Default" means any one or more of the following events that has occurred and is continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

     (1) the Company defaults in the payment of any installment of interest upon any of the Securities of that series, as and when the same shall become due and payable, and continuance of such default for a period of 30 days; provided, however, that a valid extension of an interest
                      --------  -------
          payment period by the Company in accordance with the terms of this Indenture shall not constitute a default in the payment of interest for this purpose;

     (2) the Company defaults in the payment of the principal of (or premium, if any, on) any of the Securities of that series as and when the same shall become due and payable whether at maturity, upon redemption, by declaration or otherwise, or in any payment required by any sinking or analogous fund established with respect to that series; provided,
                                                                  --------
          however, that a valid extension of the maturity of such Securities in
          ------
          accordance with the terms of this Indenture shall not constitute a default in the payment of principal or premium, if any;

     (3) the Company or any Restricted Subsidiary fails to observe or perform any other of its covenants or agreements with respect to that series contained in this Indenture or otherwise established with respect to that series of Securities pursuant to Section 2.01 hereof (other than a covenant or agreement that has been expressly included in this Indenture solely for the benefit of one or more series of Securities other than such series) for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied and stating that such notice is a "Notice of Default" hereunder, shall have been given to the Company by the Trustee, by registered or certified mail, or to the Company and the Trustee by the holders of at least 25% in aggregate principal amount of the Securities of that series at the time Outstanding;

     (4) a default under any Debt by the Company or any Restricted Subsidiary that results in the acceleration of the maturity of such Debt or failure to pay any such Debt, or failure to pay any such Debt at maturity, in an aggregate amount greater than $25 million or its foreign currency equivalent at the time and such Debt is not discharged or the acceleration is not annulled within seven days of written notice of acceleration;

     (5) the Company or any Guarantor Subsidiary pursuant to or within the meaning of any Bankruptcy Law

          (i)  commences a voluntary case,

          (ii) consents to the entry of an order for relief against it in an involuntary case,

          (iii) consents to the appointment of a Custodian or other similar official of it or for all or substantially all of its property,

          (iv) makes a general assignment for the benefit of its creditors, or

          (v)  generally is not paying its debts as they become due; or

     (6) a court of competent jurisdiction enters an order under any Bankruptcy Law that

          (i) is for relief against the Company or any Guarantor Subsidiary in an involuntary case,

          (ii) appoints a Custodian or other similar official of the Company or any Guarantor Subsidiary for all or substantially all of its property, or

          (iii) orders wind-up or other liquidation or reorganization of the Company or any Guarantor Subsidiary, and the order remains unstayed and in effect for 90 days.

     (7) Any Subsidiary Guarantee by a Guarantor Subsidiary ceases to be, or is asserted in writing by any Guarantor Subsidiary or by the Company not to be, in full force and effect, and enforceable in accordance with its terms (other than by reason of the termination of this Indenture or the release or discharge of any such Subsidiary Guarantee in accordance with the terms hereof) continues unremedied for ten days.

     (b) In each and every such case (other than an Event of Default specified in Section 6.01(a)(5) or 6.01(a)(6)), unless the principal of all the Securities of that series shall have already become due and payable, either the Trustee or the holders of not less than 25% in aggregate principal amount of the Securities of that series then Outstanding hereunder, by notice in writing to the Company (and to the Trustee if given by such Securityholders), may declare the principal of all the Securities of that series to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, notwithstanding anything contained in this Indenture or in the Securities of that series or established with respect to the series pursuant to
Section 2.01 to the contrary. If an Event of Default specified in Section 6.01(a)(5) or 6.01(a)(6) occurs and is continuing, the principal of all Securities of that series shall become and be immediately due and payable without any declaration or other act on the part of the Trustee or the holders of Securities.

     (c) At any time after the principal of the Securities of that series shall have been so declared due and payable (or have become immediately due and payable), and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the holders of a majority in aggregate principal amount of the Securities of that series then Outstanding hereunder, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

     (1) the Company has paid or deposited with the Trustee a sum sufficient to pay all matured installments of interest upon all the Securities of that series and the principal of (and premium, if any, on) any and all Securities of that series that shall have become due otherwise than by acceleration (with interest upon such principal and premium, if any, and, to the extent that such payment is enforceable under applicable law, upon overdue installments of interest, at the rate per annum expressed in the Securities of that series to the date of such payment or deposit) and the amount payable to the Trustee under Section 7.07, and

     (2) any and all Events of Default under the Indenture with respect to such series, other than the nonpayment of principal on Securities of that series that shall not have become due by their terms, shall have been remedied or waived as provided in Section 6.06.

No such rescission and annulment shall extend to or shall affect any subsequent default or impair any right consequent thereon.

     (d) In case the Trustee shall have proceeded to enforce any right with respect to Securities of a series under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case, subject to any determination in such proceedings, the Company and the Trustee shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Company and the Trustee shall continue as though no such proceedings had been taken.

Section 6.02 Collection of Indebtedness and Suits for Enforcement by Trustee.

     (a)  The Company covenants that:

     (1) in case it shall default in the payment of any installment of interest on any of the Securities of a series, as and when the same shall have become due and payable, and such default shall have continued for a period of 90 Business Days; or

     (2) in case it shall default in the payment of the principal of (or premium, if any, on) any of the Securities of a series when the same shall have become due and payable, whether upon maturity of the Securities of a series or upon redemption or upon declaration, pursuant to any sinking or analogous fund established with respect to that series or otherwise, then, upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the holders of the Securities of that series, the whole amount that then shall have been become due and payable on all such Securities for principal (and premium, if any) or interest, or both, as the case may be, with interest upon the overdue principal (and premium, if any) and (to the extent that payment of such interest is enforceable under applicable law) upon overdue installments of interest at the rate per annum expressed in the Securities of that series; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, and the amount payable to the Trustee under Section 7.07.

     (b) If the Company shall fail to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company or other obligor upon the Securities of that series and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or other obligor upon the Securities of that series, wherever situated.

     (c) In case of any receivership, insolvency, liquidation, bankruptcy, reorganization, readjustment, arrangement, composition or judicial proceedings affecting the Company, or its creditors or property, the Trustee shall have power to intervene in such proceedings and take any action therein that may be permitted by the court and shall (except as may be otherwise provided by law) be entitled to file such proofs of claim and other papers and documents as may be necessary or advisable in order to have the claims of the Trustee and of the holders of Securities of such series allowed for the entire amount due and payable by the Company under the Indenture at the date of institution of such proceedings and for any additional amount that may become due and payable by the Company after such date, and to collect and receive any moneys or other property payable or deliverable on any such claim, and to distribute the same after the deduction of the amount payable to the Trustee under Section 7.07; and any receiver, assignee or trustee in bankruptcy or reorganization is hereby authorized by each of the holders of Securities of such series to make such payments to the Trustee, and, in the event that the Trustee shall consent to the making of such payments directly to such Securityholders, to pay to the Trustee any amount due it under Section 7.07.

     (d) All rights of action and of asserting claims under this Indenture, or under any of the terms established with respect to Securities of that series, may be enforced by the Trustee without the possession of any of such Securities, or the production thereof at any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for payment to the Trustee of any amounts due under Section 7.07, be for the ratable benefit of the holders of the Securities of such series.

     (e) In case of an Event of Default hereunder, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in the Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

     (f) Nothing contained herein shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities of that series or the rights of any holder thereof or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding.

Section 6.03 Application of Moneys Collected.

     Any moneys collected by the Trustee pursuant to this Article with respect to a particular series of Securities shall be applied in the following order, at the date or dates fixed by the

Trustee and, in case of the distribution of such moneys on account of principal (or premium, if any) or interest, upon presentation of the Securities of that series, and notation thereon of the payment, if only partially paid, and upon surrender thereof if fully paid:

          FIRST: To the payment of costs and expenses of collection and of all amounts payable to the Trustee under Section 7.07;

          SECOND: To the payment of the amounts then due and unpaid upon Securities of such series for principal (and premium, if any) and interest, or any other amounts owed hereunder, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively; and

          THIRD: To the Company.

Section 6.04 Limitation on Suits.

     No holder of any Security of any series shall have any right by virtue or by availing of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

     (1) such holder previously shall have given to the Trustee written notice of an Event of Default and of the continuance thereof with respect to the Securities of such series specifying such Event of Default, as hereinbefore provided;

     (2) the holders of not less than 25% in aggregate principal amount of the Securities of such series then Outstanding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as trustee hereunder;

     (3) such holder or holders shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby;

     (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity, shall have failed to institute any such action, suit or proceeding; and

     (5) during such 60 day period, the holders of a majority in principal amount of the Securities of that series do not give the Trustee a direction inconsistent with the request.

Notwithstanding anything contained herein to the contrary, the right of any holder of any Security to receive payment of the principal of (and premium, if any) and interest on such Security, as therein provided, on the respective due dates expressed in such Security (or in the case of redemption, on the redemption date), or to institute suit for the enforcement of any such payment on or after such respective dates or redemption date, shall not be impaired or affected without the consent of such holder and by accepting a Security hereunder it is expressly understood, intended and covenanted by the taker and holder of every Security of such series with every other such taker and holder and the Trustee, that no one or more holders of Securities of such series shall have any right in any manner whatsoever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of the holders of any other of such Securities, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Securities of such series. For the protection and enforcement of the provisions of this Section, each and every Securityholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 6.05 Rights and Remedies Cumulative; Delay or Omission Not Waiver.

     (a) Except as otherwise provided in Section 2.07, all powers and remedies given by this Article to the Trustee or to the Securityholders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any other powers and remedies available to the Trustee or the holders of the Securities, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture or otherwise established with respect to such Securities.

     (b) No delay or omission of the Trustee or of any holder of any of the Securities to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or on acquiescence therein; and, subject to the provisions of Section 6.04, every power and remedy given by this Article or by law to the Trustee or the Securityholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Securityholders.

Section 6.06 Control by Securityholders.

     The holders of a majority in aggregate principal amount of the Securities of any series at the time Outstanding, determined in accordance with Section 8.04, shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee with respect to such series; provided,
                                                               --------
however, that such direction shall not be in conflict with any rule of law or
-------
with this Indenture or be unduly prejudicial to the rights of holders of Securities of such series at the time Outstanding. Unless otherwise provided under the Trust Indenture Act and subject to the provisions of Section 7.01, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall, by a Responsible Officer or Officers of the Trustee, determine that the proceeding so directed would involve the Trustee in personal liability. The holders of a majority in aggregate principal amount of the Securities of any series at the time Outstanding affected thereby, determined in accordance with Section 8.04, may on behalf of the holders of all of the Securities of such series waive any past default in the performance of any of the covenants contained herein or established pursuant to Section 2.01 with respect to such series and its consequences, except (i) a default in the payment of the principal of (or premium, if any) or interest on, any of the Securities of that series as and when the same shall become due by the terms of such Securities otherwise than by acceleration (unless such default has been cured and a sum sufficient to pay all matured installments of interest and principal and any premium has been deposited with the Trustee (in accordance with Section 6.01(c))) or (ii) in respect of a covenant or provision hereof which under Article IX cannot be modified or amended without the consent of the holder of each Outstanding Security affected. Upon any such waiver, the default covered thereby shall be deemed to be cured for all purposes of this Indenture and the Company, the Trustee and the holders of the Securities of such series shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

Section 6.07 Undertaking to Pay Costs.

     All parties to this Indenture agree, and each holder of any Securities by such holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Securityholder, or group of Securityholders, holding more than 10% in aggregate principal amount of the Outstanding Securities of any series, or to any suit instituted by any Securityholder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security of such series, on or after the respective due dates expressed in such Security or established pursuant to this Indenture.

                                   ARTICLE VII
                             CONCERNING THE TRUSTEE

Section 7.01 Certain Duties and Responsibilities of Trustee.

     (a) The Trustee, prior to the occurrence of an Event of Default with respect to the Securities of a series and after the curing of all Events of Default with respect to the Securities of that series that may have occurred, shall undertake to perform with respect to the Securities of such series such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants shall be read into this Indenture against the Trustee. In case an Event of Default with respect to the Securities of a series has occurred (that has not been cured or waived), the Trustee shall exercise with respect to Securities of that series such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

     (b) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

     (1) prior to the occurrence of an Event of Default with respect to the Securities of a series and after the curing or waiving of all such Events of Default with respect to that series that may have occurred:

               (i) the duties and obligations of the Trustee shall with respect to the Securities of such series be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable with respect to the Securities of such series except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

               (ii) in the absence of bad faith on the part of the Trustee, the Trustee may with respect to the Securities of such series conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirement of this Indenture;

     (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

     (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the holders of not less than a majority in aggregate principal amount of the Securities of any series at the time Outstanding relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Indenture with respect to the Securities of that series; and

     (4) none of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Indenture or adequate indemnity against such risk is not reasonably assured to it.

Section 7.02 Notice of Defaults.

     Within ninety (90) days after the occurrence of an Event of Default with respect to the Securities of a Series, the Trustee shall, as provided in Section 315(b) of the Trust Indenture Act, give to the holders of the Securities of such series notice of each default with respect to the Securities of such series actually known to a Responsible Officer of the Trustee in the manner provided in
Section 313(c) of the Trust Indenture Act, unless such Event of Default shall have been cured before the giving of such notice; but, unless such default be the failure to pay the principal of, or premium, if any, or interest on any of the Securities of such series when and as the same shall become payable, or to make any sinking fund payment as to Securities of the same series, the Trustee shall be protected in withholding such notice, if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the holders of the Securities of such series.

Section 7.03 Certain Rights of Trustee.

     Except as otherwise provided in Section 7.01:

     (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, security or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

     (b) any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by a Board Resolution or an instrument signed in the name of the Company, by the President or any Vice President and by the Treasurer or an Assistant Treasurer, or the Controller or an Assistant Controller, the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer thereof (unless other evidence in respect thereof is specifically prescribed herein);

     (c) the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted hereunder in good faith and in reliance thereon in accordance with such advice or Opinion of Counsel;

     (d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Securityholders, pursuant to the provisions of this Indenture, unless such Securityholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby;

     (e) the Trustee shall not be liable for any action taken or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

     (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, security, or other papers or documents, unless requested in writing so to do by the holders of not less than a majority in principal amount of the Outstanding Securities of the particular series affected thereby (determined as provided in Section 8.04); provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such costs, expenses or liabilities as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Company or, if paid by the Trustee, shall be repaid by the Company upon demand; and

     (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

Section 7.04 Trustee Not Responsible for Recitals or Issuance or Securities.

     (a) The recitals contained herein and in the Securities shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same.

     (b) The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities.

     (c) The Trustee shall not be accountable for the use or application by the Company of any of the Securities or of the proceeds of such Securities, or for the use or application of any moneys paid over by the Trustee in accordance with any provision of this Indenture or established pursuant to Section 2.01, or for the use or application of any moneys received by any paying agent other than the Trustee.

Section 7.05 May Hold Securities.

     The Trustee or any paying agent or Security Registrar, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not Trustee, paying agent or Security Registrar.

Section 7.06 Moneys Held in Trust.

     Subject to the provisions of Section 12.05, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by law. The

Trustee shall be under no liability for interest on any moneys received by it hereunder except such as it may agree with the Company to pay thereon.

Section 7.07 Compensation and Reimbursement.

     (a) The Company covenants and agrees to pay to the Trustee, and the Trustee shall be entitled to, such reasonable compensation as the Company and the Trustee may from time to time agree in writing, for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee, and, except as otherwise expressly provided herein, the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel) except any such expense, disbursement or advance as may result from its negligence or bad faith. The Company also covenants to indemnify the Trustee (and its officers, agents, directors and employees) for, and to hold it harmless against, any loss, liability or expense incurred without negligence, bad faith or willful misconduct on the part of the Trustee and arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim of liability in the premises.

     (b) The obligations of the Company under this Section to compensate and indemnify the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder. Such additional indebtedness shall be secured by a lien prior to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the holders of particular Securities.

     (c) The provisions of this Section 7.07 shall survive the resignation or removal of the Trustee and the termination of this Indenture.

Section 7.08 Reliance on Officers' Certificate.

     Except as otherwise provided in Section 7.01, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting to take any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted to be taken by it under the provisions of this Indenture upon the faith thereof.

Section 7.09 Disqualification; Conflicting Interests.

     If the Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Trustee and the Company shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act, subject to the penultimate paragraph thereof.

Section 7.10 Corporate Trustee Required; Eligibility.

     There shall at all times be a Trustee with respect to the Securities issued hereunder which shall at all times be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or other Person permitted to act as trustee by the Commission, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus together with that of its parent of at least 50 million U.S. dollars ($50,000,000), and subject to supervision or examination by Federal, State, Territorial, or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The Company may not, nor may any Person directly or indirectly controlling, controlled by, or under common control with the Company, serve as Trustee. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 7.11.

Section 7.11 Resignation and Removal; Appointment of Successor.

     (a) The Trustee or any successor hereafter appointed, may at any time resign with respect to the Securities of one or more series by giving written notice thereof to the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee with respect to Securities of such series by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and shall have accepted such appointment within 30 days after the mailing of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee with respect to Securities of such series, or any Securityholder of that series who has been a bona fide holder of a Security or Securities for at least six months may on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

     (b) In case at any time any one of the following shall occur:

     (1) the Trustee shall fail to comply with the provisions of Section 7.09 after written request therefor by the Company or by any Securityholder who has been a bona fide holder of a Security or Securities for at least six months; or

     (2) the Trustee shall cease to be eligible in accordance with the provisions of Section 7.10 and shall fail to resign after written request therefor by the Company or by any such Securityholder; or

     (3) the Trustee shall become incapable of acting with respect to the Securities, or shall be adjudged a bankrupt or insolvent, or commence a voluntary bankruptcy proceeding, or a receiver of the Trustee or of its property shall be appointed or consented to, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, the Company may remove the Trustee with respect to all Securities and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, unless, in the case of a failure to comply with Section 7.09, the Trustee's duty to resign is stayed as provided in the penultimate paragraph of Section 310(b) of the Trust Indenture Act, any Securityholder who has been a bona fide holder of a Security or Securities for at least six months may, on behalf of that holder and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

     (c) The holders of a majority in aggregate principal amount of the Securities of any series at the time Outstanding may at any time remove the Trustee with respect to such series by so notifying the Trustee and the Company and may appoint a successor Trustee for such series with the consent of the Company.

     (d) Any resignation or removal of the Trustee and appointment of a successor trustee with respect to the Securities of a series pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 7.12.

     (e) Any successor trustee appointed pursuant to this Section may be appointed with respect to the Securities of one or more series or all of such series, and at any time there shall be only one Trustee with respect to the Securities of any particular series.

Section 7.12 Acceptance of Appointment By Successor.

     (a) In case of the appointment hereunder of a successor trustee with respect to all Securities, every such successor trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; provided, on the request of the Company or the successor trustee, such retiring
--------
Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor trustee all the rights, powers, and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor trustee all property and money held by such retiring Trustee hereunder.

     (b) In case of the appointment hereunder of a successor trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor trustee shall accept such appointment and which:

     (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor trustee relates,

     (2) shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and

     (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust, that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee and that no Trustee shall be responsible for any act or failure to act on the part of any other Trustee hereunder; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein, such retiring Trustee shall with respect to the Securities of that or those series to which the appointment of such successor trustee relates have no further responsibility for the exercise of rights and powers or for the performance of the duties and obligations vested in the Trustee under this Indenture, and each such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor trustee relates; but, on request of the Company or any successor trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor trustee, to the extent contemplated by such supplemental indenture, the property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor trustee relates.

     (c) Upon request of any such successor trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

     (d) No successor trustee shall accept its appointment unless at the time of such acceptance such successor trustee shall be qualified and eligible under this Article.

     (e) Upon acceptance of appointment by a successor trustee as provided in this Section, the Company shall transmit notice of the succession of such trustee hereunder by mail, first class postage prepaid, to the Securityholders, as their names and addresses appear upon the Security Register. If the Company fails to transmit such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be transmitted at the expense of the Company.

Section 7.13 Merger, Conversion, Consolidation or Succession to Business.

     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be qualified under the provisions of Section 7.09 and eligible under the provisions of Section 7.10, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

Section 7.14 Preferential Collection of Claims Against the Company.

     The Trustee shall comply with Section 311(a) of the Trust Indenture Act, excluding any creditor relationship described in Section 311(b) of the Trust Indenture Act. A Trustee who has resigned or been removed shall be subject to
Section 311(a) of the Trust Indenture Act to the extent included therein.

                                  ARTICLE VIII
                         CONCERNING THE SECURITYHOLDERS

Section 8.01 Evidence of Action by Securityholders.

     Whenever in this Indenture it is provided that the holders of a majority or specified percentage in aggregate principal amount of the Securities of a particular series may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action the holders of such majority or specified percentage of that series have joined therein may be evidenced by any instrument or any number of instruments of similar tenor executed by such holders of Securities of that series in Person or by agent or proxy appointed in writing. If the Company shall solicit from the Securityholders of any series any request, demand, authorization, direction, notice, consent, waiver or other action, the Company may, at its option, as evidenced by an Officers' Certificate, fix in advance a record date for such series for the determination of Securityholders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other action, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other action may be given before or after the record date, but only the Securityholders of record at the close of business on the record date shall be deemed to be Securityholders for the purposes of determining whether Securityholders of the requisite proportion of Outstanding Securities of that series have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other action, and for that purpose the Outstanding Securities of that series shall be computed as of the record date; provided, however, that no such authorization, agreement or consent
             --------  -------
by such Securityholders on the record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

Section 8.02 Proof of Execution by Securityholders.

     Subject to the provisions of Section 7.01, proof of the execution of any instrument by a Securityholder (such proof will not require notarization) or his agent or proxy and proof of the holding by any Person of any of the Securities shall be sufficient if made in the following manner:

     (a) The fact and date of the execution by any such Person of any instrument may be proved in any reasonable manner acceptable to the Trustee;

     (b) The ownership of Securities shall be proved by the Security Register of such Securities or by a certificate of the Security Registrar thereof; and

     (c) The Trustee may require such additional proof of any matter referred to in this Section as it shall deem necessary.

Section 8.03 Who May be Deemed Owners.

     Prior to the due presentment for registration of transfer of any Security, the Company, the Trustee, any paying agent and any Security Registrar may deem and treat the Person in whose name such Security shall be registered upon the books of the Company as the absolute owner of such Security (whether or not such Security shall be overdue and notwithstanding any notice of ownership or writing thereon made by anyone other than the Security Registrar) for the purpose of receiving payment of or on account of the principal of (and premium, if any) and (subject to Section 2.03) interest on such Security and for all other purposes; and neither the Company nor the Trustee nor any paying agent nor any Security Registrar shall be affected by any notice to the contrary.

Section 8.04 Certain Securities Owned by Company Disregarded.

     In determining whether the holders of the requisite aggregate principal amount of Securities of a particular series have concurred in any direction, consent of waiver under this Indenture, the Securities of that series that are owned by the Company or any other obligor on the Securities of that series or by any Person directly or indirectly controlling or controlled by or under common control with the Company or any other obligor on the Securities of that series shall be disregarded and deemed not to be Outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver, only Securities of such series that the Trustee actually knows are so owned shall be so disregarded. The Securities so owned that have been pledged in good faith may be regarded as Outstanding for the purposes of this Section, if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not a Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any such other obligor. In case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee.

Section 8.05 Actions Binding on Future Securityholders.

     At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 8.01, of the taking of any action by the holders of the majority or percentage in aggregate principal amount of the Securities of a particular series specified in this Indenture in connection with such action, any holder of a Security of that series that is shown by the evidence to be included in the Securities the holders of which have consented to such action may, by filing written notice with the Trustee, and upon proof of holding as provided in Section 8.02, revoke such action so far as concerns such Security. Except as aforesaid any such action taken by the holder of any Security shall be conclusive and binding upon such holder and upon all future holders and owners of such Security, and of any Security issued in exchange therefor, on registration of transfer thereof or in place thereof, irrespective of whether or not any notation in regard thereto is made upon such Security. Any action taken by the holders of the majority or percentage in aggregate principal amount of the Securities of a particular series specified in this Indenture in connection with such action shall be conclusively binding upon the Company, the Trustee and the holders of all the Securities of that series.

                                   ARTICLE IX
                             SUPPLEMENTAL INDENTURES

Section 9.01 Supplemental Indentures Without the Consent of Securityholders.

     (a) In addition to any supplemental indenture otherwise authorized by this Indenture, the Company, the Guarantor Subsidiaries and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as then in effect), without the consent of the Securityholders, for one or more of the following purposes:

     (1) to cure any ambiguity, defect, or inconsistency or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture; or to make such other provisions in regard to matters or questions arising under this Indenture or under any supplemental indenture as the Board of Directors may deem necessary or desirable and which shall not materially adversely affect the interests of the Holders of the Securities;

     (2) to evidence the succession of another corporation to the Company or any Guarantor Subsidiary, or successive successions and the assumption by the successor entity of the covenants, agreements and obligations of the Company pursuant to Article X and of a Guarantor Subsidiary pursuant to Article Eleventh, as permitted hereunder;

     (3) to provide for uncertificated Securities in addition to or in place of certificated Securities;

     (4) to add to the covenants of the Company for the benefit of the holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company or to add any additional Events of Default for the benefit of the holders of all series of Securities;

     (5) to add to, delete from, or revise the conditions, limitations, and restrictions on the authorized amount, terms, or purposes of issue, authentication, and delivery of Securities (prior to the issuance thereof), as herein set forth;

     (6) to make any change that does not materially adversely affect the rights of any Securityholder;

     (7) to provide for the issuance of and establish the form and terms and conditions of the Securities of any series prior to the issuance of such Securities as provided in Section 2.01, to establish the form of any certifications required to be furnished pursuant to the terms of this Indenture or any series of Securities, or to add to the rights of the holders of any series of Securities;

     (8) to secure the Securities pursuant to the requirements of Sections 4.05 or 10.03;

     (9) to change or eliminate any of the provisions of this Indenture; provided that any such change or elimination shall become effective
          --------
          only when there is no Security of any series Outstanding created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision;

     (10) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 7.12;

     (11) to allow any Guarantor Subsidiary to execute a supplemental indenture in respect of a Subsidiary Guarantee;.

     (12) to provide for the release of a Guarantor Subsidiary in respect of a Subsidiary Guarantee pursuant to Article XI; and (13) to comply with requirements of the Commission in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act.

The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, and to make any further appropriate agreements and stipulations that may be therein contained, but the Trustee shall not be obligated to enter into any such supplemental indenture that affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

     (b) Any supplemental indenture authorized by the provisions of this Section may be executed by the Company and the Trustee without the consent of the holders of any of the Securities at the time Outstanding, notwithstanding any of the provisions of Section 9.02.

Section 9.02 Supplemental Indentures With Consent of Securityholders.

     With the consent (evidenced as provided in Section 8.01) of the holders of not less than a majority in aggregate principal amount of the Securities of each series affected by such supplemental indenture or indentures at the time Outstanding (including consents obtained in connection with a tender offer or exchange offer for the Securities), the Company, when authorized by resolution of its Board of Directors, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as then in effect) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner not covered by Section 9.01 the rights of the holders of the Securities of such series under this Indenture or releasing any Guarantor Subsidiary from any of its obligations under its Subsidiary Guarantee or otherwise under this Indenture except in accordance with the terms of this Indenture; provided, however, that no such supplemental
                             --------  ------
indenture shall, without the consent of the holders of each Security then Outstanding and affected thereby:

          (1) extend the maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon, or any premium payable upon the redemption thereof, or extend the time of payment of interest, or reduce the amount of the principal of an Original Issue Discount Security or any other Security which would be due and payable upon a declaration of acceleration of the maturity thereof pursuant to Section 6.01, or

          (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose holders is required for any such supplemental indenture, or the consent of whose holders is required for any waiver of certain defaults hereunder and their consequences provided for in this Indenture.

A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the holders of Securities of any other series. It shall not be necessary for the consent of the Securityholders of any series affected thereby under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

Section 9.03 Effect of Supplemental Indentures.

     Upon the execution of any supplemental indenture pursuant to the provisions of this Article or of Section 10.01, this Indenture shall, with respect to any such series affected thereby, be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the holders of Securities of the series affected thereby shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

Section 9.04 Securities Affected by Supplemental Indentures.

     Securities of any series affected by a supplemental indenture, authenticated and delivered after the execution of such supplemental indenture pursuant to the provisions of this Article or of Section 10.01, may bear a notation in form approved by the Company, provided such form meets the requirements of any exchange upon which such series may be listed, as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of that series so modified as to conform, in the opinion of the Board of Directors of the Company, to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Company, authenticated by the Trustee and delivered in exchange for the Securities of that series then Outstanding.

Section 9.05 Execution of Supplemental Indentures.

     (a) Upon the request of the Company, accompanied by its Board Resolutions authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Securityholders, if required to consent thereto as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture. The Trustee, subject to the provisions of Section 7.01, may receive an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant to this
Article is authorized or permitted by, and conforms to, the terms of this Article and that it is proper for the Trustee under the provisions of this Article to join in the execution thereof; provided, however, that such Opinion
                                          --------  -------
of Counsel need not be provided in connection with the execution of a supplemental indenture that establishes the terms of a series of Securities pursuant to Section 2.01 hereof.

     (b) Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of this Section, the Trustee shall transmit by mail, first class postage prepaid, a notice, setting forth in general terms the substance of such supplemental indenture, to the Securityholders of all series affected thereby as their names and addresses appear upon the Security Register. Any failure of the Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

                                    ARTICLE X
                                SUCCESSOR ENTITY

Section 10.01 Company May Consolidate, Etc.

     Nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of the Company with or into any other Person (whether or not affiliated with the Company) or successive consolidations or mergers in which the Company or its successor or successors shall be a party or parties, or shall prevent any sale, conveyance, lease, transfer or other disposition of the property of the Company or its successor or successors as an entirety, to any other Person (whether or not affiliated with the Company or its successor or successors) authorized to acquire and operate the same; provided,
                                                                     --------
however, the Company hereby covenants and agrees that, upon any such
-------
consolidation or merger (in each case, if the Company is not the survivor of such transaction), sale, conveyance, lease, transfer or other disposition, the due and punctual payment of the principal of (and premium, if any) and interest on all of the Securities of all series in accordance with the terms of each series, according to their tenor and the due and punctual performance and observance of all the covenants and conditions of this Indenture or established with respect to each series of Securities pursuant to Section 2.01 to be kept or performed by the Company shall be expressly assumed, by supplemental indenture (which shall conform to the provisions of the Trust Indenture Act, as then in effect) satisfactory in form to the Trustee, executed and delivered to the Trustee by the entity formed by such consolidation, or into which the Company shall have been merged, or by the entity which shall have acquired such property.

Section 10.02 Successor Entity Substituted.

     (a) In case of any such consolidation, merger, sale, conveyance, lease, transfer or other disposition and upon the assumption by the successor entity by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the due and punctual payment of the principal of (and premium, if any) and interest on all of the Securities of all series Outstanding and the due and punctual performance of all of the covenants and conditions of this Indenture or established with respect to each series of the Securities pursuant to Section 2.01 to be performed by the Company, such successor entity shall succeed to and be substituted for the Company with the same effect as if it had been named as the Company herein, and thereupon the predecessor entity shall be relieved of all obligations and covenants under this Indenture and the Securities.

     (b) In case of any such consolidation, merger, sale, conveyance, lease, transfer or other disposition, such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate to reflect the assumption by the successor entity of its obligations hereunder and thereunder.

     (c) Nothing contained in this Article shall require any action by the Company in the case of a consolidation or merger of any Person into the Company where the Company is the survivor of such transaction, or the acquisition by the Company, by purchase or otherwise, of all or any part of the property of any other Person (whether or not affiliated with the Company).

Section 10.03 Securing of Assets Upon Consolidation, Etc.

     If, as a result of any consolidation, merger, sale, conveyance, lease, transfer or other disposition subject to this Article X, the properties or assets of the Company would become subject to any Lien which would not be permitted pursuant to Section 4.05 without equally and ratably securing the Securities, the Company, or such successor Person, as the case may be, will secure the Securities equally and ratably with, or prior to, all indebtedness secured by those Liens.

Section 10.04 Evidence of Consolidation, Etc. to Trustee.

     The Trustee, subject to the provisions of Section 7.01, may require an Opinion of Counsel as evidence that any such consolidation, merger, sale, conveyance, lease, transfer or other disposition, and any such assumption, complies with the provisions of this Article.

                                   ARTICLE XI
                              SUBSIDIARY GUARANTEES

Section 11.01 Guarantee.

     (a) Subject to this Article XI, each Guarantor Subsidiary hereby agrees, jointly and severally, to fully and unconditionally guarantee to each Holder of a Security of the series authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of this Indenture, such Security or the Obligations of the Company hereunder or thereunder, that: (a) the principal and premium, if any, of and interest, if any, on such Securities will be promptly paid in full when due, whether at maturity, by acceleration, redemption, repurchase or otherwise, and interest on the overdue principal and premium, if any, of and interest, if any, on the Securities, if any, if lawful, and all other Obligations of the Company to the Holders or the Trustee hereunder or thereunder will be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and (b) in case of any extension of time of payment or renewal of any such Securities or any of such other Obligations, that same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. Failing payment when due of any amount so guaranteed or any performance so guaranteed for whatever reason, each Guarantor Subsidiary shall be jointly and severally obligated to pay the same immediately. Each Guarantor Subsidiary agrees that this is a guarantee of payment and not a guarantee of collection.

     (b) Each Guarantor Subsidiary hereby agrees that its Obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Securities or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Securities with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a Guarantor Subsidiary. Each Guarantor Subsidiary hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, and any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenants that this Subsidiary Guarantee shall not be discharged except by complete performance of the Obligations contained in the Securities and this Indenture.

     (c) If any Holder or the Trustee is required by any court or otherwise to return to the Company, the Guarantors or any Custodian, Trustee, liquidator or other similar official acting in relation to either the Company or the Guarantor Subsidiaries, any amount paid by either to the

Trustee or such Holder, this Subsidiary Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect.

     (d) Each Guarantor Subsidiary agrees that it shall not be entitled to any right of subrogation in relation to the Holders in respect of any Obligations guaranteed hereby until payment in full of all Obligations guaranteed hereby. Each Guarantor Subsidiary further agrees that, as between the Guarantor Subsidiaries, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the Obligations guaranteed hereby may be accelerated as provided in Article VI for the purposes of this Subsidiary Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Obligations guaranteed hereby, and (y) in the event of any declaration of acceleration of such Obligations as provided in
Article VI, such Obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantor Subsidiary for the purpose of this Subsidiary Guarantee (subject to any subsequent rescission or cancellation of any acceleration in accordance with Section 6.01(c)). The Guarantor Subsidiary shall have the right to seek contribution from any non-paying Guarantor Subsidiary so long as the exercise of such right does not impair the rights of the Holders under the Subsidiary Guarantee.

Section 11.02 Limitation on Guarantor Subsidiary Liability.

     Each Guarantor Subsidiary, and by its acceptance of the Securities of the series, each Holder, hereby confirms that it is the intention of all such parties that the Subsidiary Guarantee of such Guarantor Subsidiary not constitute a fraudulent transfer or conveyance for purposes of Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal or state law to the extent applicable to any Subsidiary Guarantee. In the event any Subsidiary Guarantee would constitute or result in a violation of any applicable fraudulent conveyance or similar law of any relevant jurisdiction, the liability of the Guarantor Subsidiary under the Subsidiary Guarantee would be reduced to the maximum amount, after giving effect to all other contingent and other liabilities of that Guarantor Subsidiary, permissible under the applicable fraudulent conveyance or similar law. If any Guarantor Subsidiary makes payment under its Subsidiary Guarantee, that Guarantor Subsidiary will be entitled to a contribution from the Company and each other Guarantor Subsidiary in a pro rata amount based on the respective net worth of the Company and each Guarantor Subsidiary at the time of that payment.

Section 11.03 Delivery of Subsidiary Guarantee.

     Each Guarantor Subsidiary hereby agrees that its Subsidiary Guarantee set forth in Section 11.01 shall remain in full force and effect notwithstanding any failure to endorse on each Security a notation of such Subsidiary Guarantee. If an Officer whose signature is on this Indenture no longer holds that office at the time the Trustee authenticates the Securities on which a Subsidiary Guarantee is endorsed, the Subsidiary Guarantee shall be valid nevertheless. The delivery of the Securities of any series by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Subsidiary Guarantee set forth in this Indenture on behalf of the Subsidiary. In the event that the Company creates or acquires any new Subsidiaries subsequent to the date of this Indenture, if required by Section
4.07 hereof, the Company shall cause such Subsidiaries to provide Subsidiary Guarantees by executing supplemental indentures to this Indenture in accordance with Section 4.07 and this Article XI, to the extent applicable.

Section 11.04 Guarantor Subsidiaries may Consolidate, etc., on Certain Terms.

     (a) Unless a Guarantor Subsidiary is released from its Subsidiary Guarantee as provided in Section 11.05, no Guarantor Subsidiary may (i) consolidate or merge with or into (whether or not such Guarantor Subsidiary is the surviving Person) another Person or (ii) sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its properties or assets to another Person unless:

     (1) the Person formed by or surviving any such consolidation or merger (if other than a Guarantor Subsidiary or the Company) or the Person acquiring the property or assets in any such sale, assignment, transfer, lease, conveyance or other disposition unconditionally assumes all the Obligations of such Guarantor Subsidiary under this Indenture, pursuant to a supplemental indenture in form and substance reasonably satisfactory to the Trustee, on the terms set forth herein or therein; and

     (2) immediately after giving effect to such transaction, no Default or Event of Default exists.

     (b) In case of any such consolidation, merger, sale, assignment, transfer, lease, or conveyance or other disposition and upon the assumption by the successor Person, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the Subsidiary Guarantee, such successor Person shall succeed to and be substituted for the Guarantor Subsidiary with the same effect as if it had been named herein as a Guarantor Subsidiary. All the Subsidiary Guarantees so issued shall in all respects have the same legal rank and benefit under this Indenture as the Subsidiary Guarantees theretofore and thereafter issued in accordance with the terms of this Indenture as though all of such Subsidiary Guarantees had been issued at the date of the execution hereof.

     (c) Notwithstanding Section 11.04(a), nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of a Guarantor Subsidiary with or into the Company or another Guarantor Subsidiary, or shall prevent any sale, assignment, transfer, lease, conveyance or other disposition of all or substantially all of the property or assets of a Guarantor Subsidiary to the Company or another Guarantor Subsidiary.

Section 11.05 Releases of Subsidiary Guarantee.

     (a) Any Guarantor Subsidiary not released from its Obligations under its Subsidiary Guarantee shall remain liable for the full amount of principal of and premium, if any, interest on the Securities and for the other obligations of any Guarantor Subsidiary under this Indenture as provided in this Article XI.

     (b) At any time any Guarantor Subsidiary has neither any Guarantees nor any Indebtedness outstanding, such Guarantor Subsidiary will be released, at the option of the Company, from all its obligations under its Subsidiary Guarantee.

     (c) Upon delivery by the Company to the Trustee of an Officer's Certificate and an Opinion of Counsel to the effect that such release would be in accordance with the provisions of this Indenture, the Trustee shall execute any documents reasonably required in order to evidence the release of any Guarantor Subsidiary from its obligations under its Subsidiary Guarantee.

                                   ARTICLE XII
                     SATISFACTION AND DISCHARGE; DEFEASANCE

Section 12.01 Satisfaction and Discharge.

     This Indenture will be discharged and will cease to be of further effect with respect to a series of Securities (except as to any surviving rights of registration of transfer or exchange of such series of Securities herein expressly provided for and except for the provisions of this Article XII), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to such series, when:

     (1) either (A) all Securities of that series theretofore authenticated and delivered (other than (i) any Securities that shall have been destroyed, lost or stolen and that shall have been replaced or paid as provided in Section 2.07 and (ii) Securities for whose payment money or noncallable Governmental Obligations have theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 12.05) have been delivered to the Trustee for cancellation; or (B) all Securities of such series not theretofore delivered to the Trustee for cancellation (i) have become due and payable, or (ii) will by their terms become due and payable within one year, or (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and the Company shall deposit or cause to be deposited with the Trustee as trust funds in trust for the purpose (x) moneys in an amount, or (y) noncallable Governmental Obligations the scheduled principal of and interest on which in accordance with their terms will provide, not later than the due date of any payment, money in an amount, or (z) a combination thereof, sufficient, in the case of (y) or (z), in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, at maturity or upon redemption, all Securities of that series not theretofore delivered to the Trustee for cancellation, including principal (and premium, if any) and interest due or to become due to such date of maturity or date fixed for redemption, as the case may be, except that the provisions of Sections 2.03, 2.04, 2.05, 2.06, 2.07, 2.09, 2.10, 2.11,
          4.02, 4.03,

          4.04, 5.01, 7.06, 7.11, 10.01, 10.02 and 10.03 shall survive until the
          Securities have been paid in full;

     (2) the Company has paid or caused to be paid all other sums payable hereunder with respect to such series by the Company; and

     (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all the conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to such series of Securities have been complied with.

Notwithstanding the satisfaction and discharge or defeasance of this Indenture with respect to a series of Securities, the obligations of the Company to the Trustee under Section 7.07 and, if money shall have been deposited with the Trustee pursuant to subclause (y) of clause (1) of this Section, the obligations of the Trustee under Sections 12.03 and 12.05 shall survive. Upon the Company's exercise of this Section 12.01, the Trustee, on demand of the Company and at the cost and expense of the Company, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture with respect to such series.

Section 12.02 Defeasance.

     (a) In addition to the discharge of this Indenture pursuant to Section 12.01, if this Section is specified, as contemplated by Section 2.01 to be applicable to Securities of any series, the Company may, at its option and at any time (including notwithstanding the exercise by the Company of a Covenant Defeasance (as defined herein)), elect to have its obligations discharged with respect to a series of the Securities ("Legal Defeasance"). Such Legal Defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by such series of Securities, except that the provisions of Sections 2.03, 2.04, 2.05, 2.06, 2.07, 2.09, 2.10, 2.11, 4.02,
4.03, 4.04, 5.01, 7.06, 7.11, 10.01, 10.02, and 10.03 shall survive until the
Securities have been paid in full. In addition, the Company may, at its option and at any time, elect to have the obligations of the Company released with respect to covenants provided with respect to such series of Securities under Sections 4.05, 4.06 and 10.03 of this Indenture ("Covenant Defeasance") and thereafter any omission to comply with such obligations shall not constitute a Default or Event of Default with respect to such series of Securities. In the event of Covenant Defeasance, those events described under Section 6.01(a) with respect to the covenants identified in the foregoing sentence will no longer constitute an Event of Default with respect to such series of Securities.

     (b) In order to exercise either Legal Defeasance or Covenant Defeasance:

     (1) the Company must irrevocably deposit with the Trustee, in trust, for the benefit of the holders of such series, (A) moneys in an amount, or
          (B) noncallable Governmental Obligations the scheduled principal of and interest on which in accordance with their terms will provide, not later than the due date of any payment, money in an amount, or (C) a combination thereof, sufficient, in the case of (B) or (C), in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, at maturity or upon redemption, the principal of (and premium, if any) and interest on such series of Securities on the stated date for payment thereof or on the applicable redemption date, as the case may be, and all other sums owed by the Company hereunder or under the Securities with respect to such series;

     (2) in the case of Legal Defeasance, the Company shall have delivered to the Trustee an Opinion of Counsel confirming that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (B) since the date of this Indenture, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon, such Opinion of Counsel shall confirm that, the holders of such series of Securities will not recognize income, gain or loss for federal income tax purposes as a result of such deposit and Legal Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such deposit and Legal Defeasance had not occurred;

     (3) in the case of Covenant Defeasance, the Company shall have delivered to the Trustee an Opinion of Counsel confirming that the holders of such series of Securities will not recognize income, gain or loss for federal income tax purposes as a result of such deposit and Covenant Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such deposit and Covenant Defeasance had not occurred;

     (4) no Default or Event of Default with respect to the Securities of such series shall have occurred and be continuing on the date of such deposit or insofar as Events of Default under clauses (5) and (6) of
          Section 6.01(a) or any event which with the giving of notice or lapse of time, or both, would become such an Event of Default under clauses
          (5) or (6) of Section 6.01(a) are concerned, at any time in the period ending on the 91st day after the date of deposit or, if longer, ending on the day following the expiration of the longest preference period applicable to the Company in respect of such deposit;

     (5) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for or relating to the Legal Defeasance or the Covenant Defeasance, as the case may be, have been complied with;

     (6) if such series of Securities are to be redeemed prior to final maturity (other than from mandatory sinking fund payments or analogous payments), notice of such redemption shall have been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee shall have been made; and

     (7) such deposit and defeasance will not result in a breach or violation of, or constitute a defect under, this Indenture or any other agreement or instrument to which the Company or any Guarantor Subsidiary is bound.

Section 12.03 Deposited Moneys to be Held in Trust.

     All moneys or Governmental Obligations deposited with the Trustee pursuant to Sections 12.01 or 12.02 shall be held in trust and shall be available for payment as due, either directly or through any paying agent (including the Company acting as its own paying agent), to the holders of the particular series of Securities for the payment or redemption of which such moneys or Governmental Obligations have been deposited with the Trustee.

Section 12.04 Payment of Moneys Held by Paying Agents.

     In connection with the satisfaction and discharge of this Indenture, all moneys or Governmental Obligations then held by any paying agent under the provisions of this Indenture shall, upon demand of the Company, be paid to the Trustee and thereupon such paying agent shall be released from all further liability with respect to such moneys or Governmental Obligations.

Section 12.05 Repayment to Company.

     Any moneys or Governmental Obligations deposited with any paying agent or the Trustee, or then held by the Company, in trust for payment of principal of (or premium, if any) or interest on the Securities of a particular series that are not applied but remain unclaimed by the holders of such Securities for at least two years (or such shorter period of time specified in the relevant abandoned property laws for return of such monies to the Company) after the date upon which the principal of (and premium, if any) or interest on such Securities shall have respectively become due and payable, shall be repaid to the Company on May 31 of each year or (if then held by the Company) shall be discharged from such trust; and thereupon the paying agent and the Trustee shall be released from all further liability with respect to such moneys or Governmental Obligations, and the holder of any of the Securities entitled to receive such payment shall thereafter, as an unsecured general creditor, look only to the Company for the payment thereof.

Section 12.06 Reinstatement.

     If the Trustee or the paying agent is unable to apply any money in accordance with either Section 12.01 or 12.02 by reason of any order or judgment of any court or governmental authority enjoining, restraining, or otherwise prohibiting such application, then the Company's obligations under the Securities to be defeased shall be revived and reinstated as though no deposit had occurred pursuant to this Article XII until such time as the Trustee or paying agent is permitted to apply all such money in accordance with Section
12.01 or 12.02; provided, however, that if the Company makes any payment of
                --------  -------
principal of (and premium, if any) or
interest on any such Securities following the reinstatement of its obligations, the Company shall be subrogated to the rights of the holders of such Securities to receive such payment from the money held by the Trustee or paying agent.

Section 12.07 Other Coin or Currency Units.

     Notwithstanding the foregoing provisions of this Article XII, if the Securities of any series are payable in a coin or currency or currency unit other than such coin or currency of the United States of America as at the time of payment is legal tender for payment of public or private debts, the coin or currency or currency unit or the nature of the government obligations to be deposited with the Trustee under the foregoing provisions of this Article XII shall be set forth in the Officers' Certificate or established in the supplemental indenture under which the Securities of such series are issued.

                                  ARTICLE XIII
         IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS

Section 13.01 No Recourse.

     No recourse under or upon any obligation, covenant or agreement of this Indenture, or of any Security, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer or director, past, present or future as such, of the Company, any Guarantor Subsidiary, or of any predecessor or successor corporation, either directly or through the Company, any Guarantor Subsidiary, or any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers or directors as such, of the Company, any Guarantor Subsidiary, or of any predecessor or successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom; and that any and all such personal liability of every name and nature, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, officer or director as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issuance of such Securities.

                                   ARTICLE XIV
                            MISCELLANEOUS PROVISIONS

Section 14.01 Effect on Successors and Assigns.

     All the covenants, stipulations, promises and agreements in this Indenture and in the Securities of the Company, the Trustee and each Guarantor Subsidiary shall bind their successors and any permitted assigns under Article VII, Article X or Section 11.04, whether so expressed or not.

Section 14.02 Actions by Successor.

     Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Company shall and may be done and performed with like force and effect by the corresponding board, committee or officer of any corporation that shall at the time be the lawful successor of the Company.

Section 14.03 Surrender of Company Powers.

     The Company by instrument in writing executed by authority of its Board of Directors and delivered to the Trustee may surrender any of the powers reserved to the Company, and thereupon such power so surrendered shall terminate both as to the Company and as to any successor corporation.

Section 14.04 Notices.

     Except as otherwise expressly provided herein any notice or demand that by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the holders of Securities to or on the Company or any Guarantor Subsidiary may be given or served by being deposited first class postage prepaid in a post-office letterbox addressed (until another address is filed in writing by the Company with the Trustee), as follows: CONSOL Energy Inc., 1800 Washington Road, Pittsburgh, PA 15241, Attention: General Counsel. Any notice, election, request or demand by the Company or any Securityholder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made in writing at the Corporate Trust Office of the Trustee. Any notice, election, request or demand by the Company, any Guarantor Subsidiary or any Securityholder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made in writing at the Corporate Trust Office of the Trustee. Any notice to be given to any Securityholder shall be given to each Securityholder by being deposited first class postage prepaid in a post-office letterbox addressed to his or her address as it appears in the Security Register and shall be sufficiently given if so mailed within the time prescribed herein. Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

Section 14.05 Governing Law.

     This Indenture and each Security shall be deemed to be a contract made under the internal laws of the State of New York, and for all purposes shall be construed in accordance with the laws of said State.

Section 14.06 Treatment of Securities as Debt.

     It is intended that the Securities will be treated as indebtedness and not as equity for federal income tax purposes. The provisions of this Indenture shall be interpreted to further this intention.

Section 14.07 Compliance Certificates and Opinions.

     (a) Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

     (b) Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant in this Indenture shall include:

     (1) a statement that the Person making such certificate or opinion has read such covenant or condition;

     (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

     (3) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

     (4) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with.

     (c) Any certificate, statement or opinion of any officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

     (d) Any certificate, statement or opinion of counsel may be based, insofar as it relates to factual matters or information with respect to which is in the possession of the Company, upon the certificate, statement or opinion of or representations by an officer of officers of the Company, unless such counsel knows that the certificate, statement or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

     (e) Any certificate, statement or opinion of an officer of the Company or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of the Company, unless such officer or counsel, as the case may be, knows that the certificate or opinion of or representations with respect to the accounting matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

Section 14.08 Payments on Business Days.

     Except as provided pursuant to Section 2.01 pursuant to a Board Resolution, and as set forth in an Officers' Certificate, or established in one or more indentures supplemental to this Indenture, in any case where the date of maturity of interest or principal of any Security or the date of redemption of any Security shall not be a Business Day, then payment of interest or principal (and premium, if any) may be made on the next succeeding Business Day with the same force and effect as if made on the nominal date of maturity or redemption, and no additional interest shall accrue for the period after such nominal date in connection with such payment being made on such date.

Section 14.09 Conflict with Trust Indenture Act.

     If and to the extent that any provision of this Indenture limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

Section 14.10 Effects of Headings and Table of Contents.

     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 14.11 Counterparts.

     This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

Section 14.12 Separability.

     In case any one or more of the provisions contained in this Indenture or in the Securities of any series shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Indenture or of such Securities, but this Indenture and such Securities shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

Section 14.13 Assignment.

     The Company will have the right at all times to assign any of its rights or obligations under this Indenture to a direct or indirect wholly-owned Subsidiary of the Company, provided that, in the event of any such assignment, the Company and any of its successors, will remain liable for all such obligations. This Indenture may not otherwise be assigned by the Company or by any Guarantor Subsidiary, except as provided under Article X.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed all as of the day and year first above written.

                                    CONSOL ENERGY INC.


                                    By:
                                       -----------------------------------------
                                       Name:  William J. Lyons
                                       Title: Senior Vice President and Chief
                                              Financial Officer

                                    Each of the Guarantor Subsidiaries listed on
                                    Schedule I hereto,

                                    --------------------------------------------
                                    Name of Guarantor Subsidiary


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                    THE BANK OF NOVA SCOTIA TRUST
                                    COMPANY OF NEW YORK, as Trustee


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   SCHEDULE I
                                   ----------

                             GUARANTOR SUBSIDIARIES
                             ----------------------

Conrhein Coal Company, a Pennsylvania general partnership
CONSOL Financial Inc.,a Delaware corporation
CONSOL of Kentucky, a Delaware corporation
CONSOL Pennsylvania Coal Company, a Delaware corporation
Consolidation Coal Company, a Delaware corporation
Consolidation Coal Sales Company, a Delaware corporation
Eighty-Four Mining Company, a Pennsylvania corporation
Fairmont Supply Company, a Delaware corporation
IC Coal Inc., a Delaware corporation
Island Creek Coal Company, a Delaware corporation
McElroy Coal Company, a Delaware corporation
Rochester & Pittsburgh Coal Company, a Pennsylvania corporation